Exhibit 10.1

SUBORDINATED NOTE PURCHASE AGREEMENT

This SUBORDINATED NOTE PURCHASE AGREEMENT (this “Agreement”) is dated as of March 25, 2026, and is made by and among Ballston Spa Bancorp, Inc. (“Issuer”), and each of the noteholders named on Schedule I hereto (each a “Noteholder” and together, the “Noteholders”). Capitalized terms that are not otherwise defined shall have the meanings set forth in Section 1 hereof.

RECITALS:

WHEREAS, Issuer is a New York corporation headquartered in Ballston Spa, New York

WHEREAS, Issuer is offering unsecured subordinated notes up to $26,000,000 in aggregate principal amount in substantially the form attached to this Agreement as Exhibit A-1 and Exhibit A-2 (individually, a “Subordinated Note” and collectively, the “Subordinated Notes”), which aggregate amount is intended to qualify as Tier 2 Capital (as defined herein);

WHEREAS, Issuer has engaged Griffin Financial Group LLC and Brean Capital, LLC, as its exclusive placement agents (each a “Placement Agent” and, collectively, the “Placement Agents”) for the offering of the Subordinated Notes;

WHEREAS, Issuer and each Noteholder is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act;

WHEREAS, each Noteholder is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act, or a “qualified institutional buyer” (each, a “QIB”) as such term is defined in Rule 144A promulgated under the Securities Act; and

WHEREAS, each Noteholder, severally and not jointly, wishes to purchase from Issuer a Subordinated Note in the principal amount set forth next to its name in Schedule I attached hereto (the “Subordinated Note Amount”) in accordance with the terms, subject to the conditions and in reliance on, the recitals, representations, warranties, covenants and agreements set forth herein and in the Subordinated Notes.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.	DEFINITIONS.

1.1           Defined Terms. The following capitalized terms generally used in this Agreement and in the Subordinated Notes have the meanings herein defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement may be defined in such sections.

“Affiliate(s)” means, with respect to any Person, such Person’s immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by, or under common control with said Person and their respective Affiliates.

“Agreement” has the meaning set forth in the preamble hereto.

“Anti-Money Laundering Laws” has the meaning set forth in Section 4.6.8.

“Bank” has the meaning set forth in the Recitals.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of New York are generally authorized or required by law or executive order to be closed.

“Bylaws” means the bylaws of the Issuer, including all amendments thereto, as in effect on the Closing Date.

“Charter” means the articles or certificate of incorporation of the Issuer, including all amendments thereto, as in effect on the Closing Date.” Closing” has the meaning set forth in Section 2.4.

“Closing Date” means March 25, 2026.

“Data Room” has the meaning set forth in Section 6.9.

“Disbursement” has the meaning set forth in Section 3.1.

“Disqualification Event” has the meaning set forth in Section 4.2.4.

“Economic Sanctions” has the meaning set forth in Section 4.6.11.3.

“Equity Interests” means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, and any equivalent ownership interests in a Person which is not a corporation, and any and all warrants, options, or other rights to purchase of the foregoing.

“Event of Default” has the meaning set forth in the Subordinated Notes.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Reserve” means the Board of Governors of the Federal Reserve System.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America.

2

“Governmental Agency(ies)” means, individually or collectively, any federal, state, county or local governmental department, commission, board, regulatory authority or agency with jurisdiction over Issuer or the Bank.

“Governmental Licenses” has the meaning set forth in Section 4.3.

“Government Lists” has the meaning set forth in Section 4.6.9.1.

“Hazardous Materials” means oil, flammable explosives, asbestos, urea formaldehyde insulation, polychlorinated biphenyls, radioactive materials, hazardous wastes, and toxic or hazardous substances, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials” or “toxic substances” under the Hazardous Materials Laws.

“Hazardous Materials Claims” has the meaning set forth in Section 4.6.4.

“Hazardous Materials Laws” means any laws, regulations, permits or licenses pertaining to the protection, preservation, conservation or regulation of the environment which relates to real property, including without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, orders and regulations.

“Indebtedness” means and includes: (i) all items arising from the borrowing of money that, according to GAAP as in effect from time to time, would be included in determining total liabilities as shown on the consolidated balance sheet of Issuer or any Subsidiary of Issuer; and (ii) all obligations secured by any lien in property owned by Issuer or any Subsidiary of Issuer whether or not such obligations shall have been assumed; provided, however, Indebtedness shall not include deposits or other indebtedness created, incurred or maintained in the ordinary course of business of Issuer or the Bank (including, without limitation, federal funds purchased, advances from any Federal Home Loan Bank, secured deposits of municipalities, letters of credit issued by Issuer or the Bank and repurchase arrangements) and consistent with customary banking practices and applicable laws and regulations.

“Issuer” has the meaning set forth in the preamble hereto and shall include any and all successors to Issuer.

“Issuer Covered Person” has the meaning set forth in Section 4.2.4.

“Issuer’s Liabilities” means Issuer’s obligations under this Agreement and the Subordinated Notes.

3

“Issuer’s Reports” means the consolidated audited financial statements of the Issuer at and for the year ended December 31, 2024.

“Leases” means all leases, licenses or other documents providing for the use or occupancy of any portion of any Property, including all amendments, extensions, renewals, supplements, modifications, sublets and assignments thereof and all separate letters or separate agreements relating thereto.

“Material Adverse Effect” means, with respect to any Person, any change or effect that (i) is or would be reasonably likely to be material and adverse to the financial position, results of operations, business or prospects of such Person or its Subsidiaries, taken as a whole, or (ii) would materially impair the ability of any Person to perform its respective obligations under this Agreement or the Subordinated Notes, or otherwise materially impede the consummation of the transactions contemplated hereby; provided, however, that “Material Adverse Effect” shall not be deemed to include the impact of (1) changes in banking and similar laws, rules or regulations of general applicability or interpretations thereof by Governmental Agencies, (2) changes in GAAP or regulatory accounting requirements applicable to financial institutions and their holding companies generally, (3) changes after the date of this Agreement in general economic or capital market conditions affecting financial institutions or their market prices generally and not specifically related to Issuer or the Noteholders, (4) pandemics, epidemics, disease outbreaks, and other public health emergencies, including COVID-19 and the actions taken by Governmental Agencies to limit its spread, (5) direct effects of compliance with this Agreement on the operating performance of Issuer or Noteholders, including expenses incurred by Issuer or the Noteholders in consummating the transactions contemplated by this Agreement, and (6) the effects of any action or omission taken by Issuer with the prior written consent of the Noteholders, and vice versa, or as otherwise contemplated by this Agreement and the Subordinated Notes; except to the extent that the effects of such changes in the foregoing (1) through (3) disproportionately affect such Person and its Subsidiaries, to the extent applicable, taken as a whole.

“Maturity Date” means April 1, 2036.

“Noteholder” or “Noteholders” has the meaning set forth in the preamble hereto.

“Person” means an individual, a corporation (whether or not for profit), a partnership, a limited liability company, a joint venture, an association, a trust, an unincorporated organization, a government or any department or agency thereof (including a Governmental Agency) or any other entity or organization.

“OFAC” has the meaning set forth in Section 4.6.9.1.

“Placement Agent” or “Placement Agents” has the meaning set forth in the Recitals.

“Property” means any real property owned or leased by Issuer or any Affiliate or Subsidiary of Issuer. “QIB” has the meaning set forth in the Recitals.

“Regulation D” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

4

“Subordinated Note” or “Subordinated Notes” has the meaning set forth in the Recitals, as each Subordinated Note may be amended, restated, supplemented or modified from time to time, and each Subordinated Note delivered in substitution or exchange for such Subordinated Note.

“Subordinated Note Amount” has the meaning set forth in the Recitals.

“Subsidiary” means with respect to any Person, any corporation or entity in which a majority of the outstanding Equity Interest is directly or indirectly owned by such Person.

“Tax” and “Taxes” mean all federal, state, local or foreign income, gross income, gains, gross receipts, sales, use, ad valorem, goods and services, capital, production, transfer, franchise, windfall profits, license, withholding, payroll, employment, disability, employer health, excise, estimated, severance, stamp, occupation, property, environmental, custom duties, unemployment or other taxes of any kind whatsoever, together with any interest, additions or penalties thereto and any interest in respect of such interest and penalties.

“Tax Returns” means any return, declaration or other report (including elections, declarations, schedules, estimates and information returns) with respect to any Taxes.

“Tier 2 Capital” has the meaning given to the term “Tier 2 capital” in 12 C.F.R. Part 217, as amended, modified and supplemented and in effect from time to time or any replacement thereof, without giving effect to the applicability to the Issuer of the Small Bank Holding Company and Savings and Loan Holding Company Policy Statement, as set forth at 12 C.F.R. Part 225, Appendix C, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

“USA PATRIOT Act” has the meaning set forth in Section 4.6.8.

1.2           Interpretations. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words “hereof,” “herein” and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” when used in this Agreement without the phrase “without limitation,” shall mean “including, without limitation.” All references to time of day herein are references to Eastern Time unless otherwise specifically provided. All references to the Agreement and Subordinated Notes shall be deemed to be to such documents as amended, modified or restated from time to time. With respect to any reference in this Agreement to any defined term, (a) if such defined term refers to a Person, then it shall also mean all heirs, legal representatives and permitted successors and assigns of such Person, and (b) if such defined term refers to a document, instrument or agreement, then it shall also include any amendment, replacement, extension or other modification thereof.

1.3          Exhibits Incorporated. All Exhibits attached hereto are hereby incorporated into this Agreement.

5

2.	SUBORDINATED DEBT.

2.1           General Matters.

2.1.1       Certain Terms. Subject to the terms and conditions herein contained, Issuer agrees to issue and sell to the Noteholders, and the Noteholders agree, severally and not jointly, to purchase from Issuer a Subordinated Note in an aggregate principal amount equal to the aggregate of the Subordinated Note Amounts on the Closing Date in accordance with the terms of, and subject to the conditions and provisions set forth in, this Agreement and the Subordinated Notes. The Subordinated Note Amount shall be disbursed in accordance with Section 3.1. The Subordinated Notes shall bear interest per annum as set forth in the Subordinated Notes. The unpaid principal balance of the Subordinated Notes plus all accrued but unpaid interest thereon shall be due and payable on the Maturity Date, or such earlier date on which such amount shall become due and payable on account of (i) acceleration by the Noteholders in accordance with the terms of the Subordinated Notes or (ii) Issuer’s delivery of a notice of redemption or repayment in accordance with the terms of the Subordinated Notes. Any partial redemption of the Subordinated Notes shall be made on a basis through distribution of principal among all of the Subordinated Notes outstanding at the time thereof. In the event of an irreconcilable conflict between this Agreement and the Subordinated Notes with respect to the terms of the Subordinated Notes, the Subordinated Notes will govern.

2.1.2       Subordination. The Subordinated Notes shall be subordinated in accordance with the subordination provisions set forth therein.

2.2           Maturity Date. On the Maturity Date, all sums due and owing under this Agreement and the Subordinated Notes shall be repaid in full. Issuer acknowledges and agrees that each Noteholder has not made any commitments, either express or implied, to extend the terms of the Subordinated Notes past their Maturity Date, and shall not extend such terms beyond the Maturity Date unless Issuer and the Noteholders hereafter specifically otherwise agree in writing in their sole and absolute discretion.

2.3           Unsecured Obligations; No Sinking Fund. The obligations of Issuer to the Noteholders under the Subordinated Notes shall be unsecured and shall be without the benefit of a sinking fund.

2.4           The Closing. The execution and delivery of this Agreement and Subordinated Notes (the “Closing”) shall occur remotely via the electronic exchange of documents and signature pages, unless otherwise agreed by the parties, at 10:00 a.m. Eastern Time on the Closing Date, or at such other place or time or on such other date as the parties hereto may agree.

2.5           Payments.

2.5.1       Issuer agrees that matters concerning prepayments, payments and application of payments shall be as set forth in this Agreement and in the Subordinated Notes.

6

2.5.2       Issuer, with prior written notice to the Noteholders, shall have the right to appoint a payment agent in order to make any payments due pursuant to this Agreement and in the Subordinated Notes; provided that the Issuer shall obtain the consent of the Noteholders with respect to any payment agent it appoints that is not an FDIC-insured institution.

2.5.3       Subject to Section 3 of the Subordinated Notes, all payments received by the Noteholders from or on behalf of Issuer shall be applied first to amounts due to Noteholders to reimburse any costs and expenses of the Noteholders of enforcing any provision of the Subordinated Notes, second to accrued interest under the Subordinated Notes, and third to principal amounts outstanding under the Subordinated Notes; provided, however, that after the date on which the final payment of principal with respect to the Subordinated Notes is due or following and during any Event of Default (or any event which, with the passage of time, the giving or notice or both could become an Event of Default), all payments received on account of Issuer’s Liabilities shall be applied in whatever order, combination and amounts as the Noteholders, in their sole and absolute discretion, decide, to all costs, expenses and other indebtedness owing to the Noteholders, subject to Section 3 of the Subordinated Notes. The Noteholders shall notify Issuer in writing of the application of any such funds received within five (5) Business Days of such application, but any failure to so notify Issuer shall not reduce Issuer’s obligations hereunder or under the Subordinated Notes.

2.6           No Right of Offset. Noteholders hereby expressly waive any right of offset they may have against Issuer.

2.7           Use of Proceeds. The Issuer shall use the net proceeds from the sale of Subordinated Notes for general corporate purposes, including supporting bank regulatory capital rations and refinancing existing subordinated debt.

3.	DISBURSEMENT.

3.1           Disbursement. At the Closing Date, assuming all of the terms and conditions set forth in Section 3.2 have been satisfied by Issuer and Issuer has executed and delivered or caused to be executed and delivered to each Noteholder this Agreement and a Subordinated Note and any other related documents, certificates and opinions, each in form and substance reasonably satisfactory to the Noteholders, each Noteholder shall disburse the Subordinated Note Amount to Issuer in exchange for a Subordinated Note (the “Disbursement”).

3.2           Conditions Precedent to Disbursement. In conjunction with and as additional (but independent) supporting evidence for certain of the covenants, representations and warranties made by Issuer herein, prior to and as a condition of the Disbursement, Issuer shall deliver or cause to be delivered to each Noteholder or otherwise satisfy each of the following:

3.2.1       Transaction Documents. This Agreement and each Subordinated Note.

7

3.2.2       Officer’s Certificate. A certificate of an officer of Issuer certifying: (i) Issuer’s Charter, as amended, as in effect at the time of the Closing; (ii) Issuer’s Bylaws as in effect at the time of the Closing; (iii) resolutions approved by the Issuer’s board of directors authorizing the transactions contemplated hereby; and (iv) a Certificate of Good Standing of the Issuer issued by the State of New York Department of State.

3.2.3       Incumbency Certificate. An incumbency certificate of the Secretary of Issuer certifying the names of the officer or officers of Issuer authorized to sign this Agreement, the Subordinated Notes and the other documents provided for in this Agreement, together with a sample of the true signature of each such officer. Noteholders may conclusively rely on such certificate until formally advised by a like certificate of any changes therein.

3.2.4       Legal Opinion. A legal opinion of Issuer’s counsel, dated as of the Closing Date, in the attached hereto as Exhibit B.

3.2.5       Issuer’s Reports. Copies of the Issuer’s Reports. To the extent that the Issuer’s Reports are publicly available online, such Issuer’s Reports shall be deemed to have been delivered to the Noteholders.

3.2.6       Other Documents. Such other certificates, affidavits, schedules, resolutions, opinions, notes and/or other documents which are provided for hereunder or as the Noteholders may reasonably request.

3.2.7       Aggregate Investments. Prior to, or contemporaneously with the Closing, each Noteholder shall have actually subscribed for the Subordinated Note Amount set forth on Schedule I hereto.

3.3           Conditions to the Issuer’s Obligation. With respect to a given Noteholder, the obligation of the Issuer to consummate the sale of the Subordinated Notes and to effect the Closing is subject to delivery by or at the direction of such Noteholder to the Issuer of this Agreement, duly authorized and executed by such Noteholder and the Issuer’s receipt of the Noteholder’s respective Subordinated Note Amount set forth on Schedule I hereto.

4.             REPRESENTATIONS AND WARRANTIES OF ISSUER.

Issuer hereby represents and warrants to the Noteholders as follows:

4.1           Organization and Authority.

4.1.1       Organization Matters.

4.1.1.1            Issuer is duly organized as a corporation, validly existing and in good standing under the laws of the State of New York Issuer has full corporate power and authority to carry on its business as now conducted. Issuer is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Issuer is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. The Charter and the Bylaws of Issuer, copies of which have been made available to the Noteholders, are true, complete and correct copies of such documents as in full force and effect as of the date of this Agreement.

8

4.1.1.2            The Bank is duly chartered as a national banking association. The deposit accounts of the Bank are insured by the FDIC to the fullest extent permitted by law. The Bank has not received any notice or other information indicating that the Bank is not an “insured depository institution” as defined in 12 U.S.C. Section 1813, nor has any event occurred which could reasonably be expected to adversely affect the status of the Bank as an FDIC-insured institution.

4.1.2       Subsidiaries. The Bank is a Subsidiary of Issuer. The entities set forth on Schedule A attached hereto are the only direct or indirect Subsidiaries of Issuer. Each Subsidiary of Issuer (other than the Bank) has been duly organized and is validly existing either as a corporation or limited liability company, or, in the case of the Bank, has been duly chartered and is validly existing as a national bank, in each case in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect on Issuer or such Subsidiary. All of the issued and outstanding shares of capital stock or other equity interests in each Subsidiary of Issuer have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Issuer, directly or through Subsidiaries of Issuer, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; none of the outstanding shares of capital stock of, or other Equity Interests in, any Subsidiary of Issuer were issued in violation of the preemptive or similar rights of any security holder of such Subsidiary of Issuer or any other entity.

4.1.3       Capital Stock and Related Matters. The Charter of the Issuer authorizes the Issuer to issue 10,000,000 shares of common stock and 2,000,000 shares of preferred stock. As of the date of this Agreement, there are 742,663 shares of the Issuer’s common stock issued and outstanding and no shares of the Issuer’s preferred stock issued and outstanding. All of the outstanding capital stock of the Issuer has been duly authorized and validly issued and is fully paid and non-assessable. There are, as of the date hereof, no outstanding options, rights, warrants or other agreements or instruments obligating the Issuer to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Issuer or obligating the Issuer to grant, extend or enter into any such agreement or commitment to any Person other than the Issuer except pursuant to the Issuer’s equity incentive plans duly adopted by the Issuer’s Board of Directors.

9

4.2           No Impediment to Transactions.

4.2.1        Transaction is Legal and Authorized. The issuance of the Subordinated Notes, the borrowing of the Subordinated Note Amount, the execution of this Agreement and the Subordinated Notes, and the performance by Issuer of its obligations under this Agreement and the Subordinated Notes are within the corporate and other powers of Issuer.

4.2.2       Subordinated Notes. The Subordinated Notes have been duly authorized by the Issuer and when executed by the Issuer and issued, delivered to and paid for by the Noteholders in accordance with the terms of the Agreement, will have been duly executed, authenticated, issued and delivered, and will constitute legal, valid and binding obligations of the Issuer and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.2.3       Exemption from Registration. Neither the Issuer, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Subordinated Notes. Assuming the accuracy of the representations and warranties of each Noteholder set forth in this Agreement, the Subordinated Notes will be issued in a transaction exempt from the registration requirements of the Securities Act. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of Regulation D (a “Disqualification Event”) is applicable to the Issuer or, to the Issuer’s knowledge, any Person described in Rule 506(d)(1) of Regulation D (each, an “Issuer Covered Person”). The Issuer has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event, and to the Issuer’s knowledge, after due inquiry, no Issuer Covered Person is subject to a Disqualification Event. The Issuer has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) of Regulation D.

4.2.4       No Defaults or Restrictions. Neither the execution and delivery of this Agreement or the Subordinated Notes nor compliance with their terms and conditions will (a) violate, conflict with or result in a breach of, or constitute a default under: (i) the Charter or the Bylaws of Issuer or any Subsidiary of Issuer; (ii) any of the terms, obligations, covenants, conditions or provisions of any corporate restriction or of any contract, agreement, indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, or any other agreement or instrument to which Issuer or any Subsidiary of Issuer is now a party or by which any of them or any of their properties may be bound or affected; (iii) any judgment, order, writ, injunction, decree or demand of any court, arbitrator, grand jury, or Governmental Agency; or (iv) any statute, rule or regulation applicable to Issuer, except, in the case of items (ii), (iii) or (iv), for such violations and conflicts that would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect on Issuer, or (b) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Issuer or any Subsidiary of Issuer. None of Issuer or any Subsidiary of Issuer is in default in the performance, observance or fulfillment of any of the terms, obligations, covenants, conditions or provisions contained in any indenture or other agreement creating, evidencing or securing Indebtedness of any kind or pursuant to which any such Indebtedness is issued, or other agreement or instrument to which Issuer or any Subsidiary of Issuer is a party or by which Issuer or any such Subsidiary or their respective properties may be bound or affected, except, in each case, only such defaults that would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect on Issuer.

10

4.2.5       Governmental Consent. Other than those required under the securities or blue sky laws of the various states, no governmental orders, permissions, consents, approvals or authorizations are required to be obtained by Issuer that have not been obtained, and no registrations or declarations are required to be filed by Issuer that have not been filed in connection with, or, in contemplation of the execution and delivery of, and performance under, this Agreement and the Subordinated Notes.

4.3           Possession of Licenses and Permits. Issuer and each of its Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Agencies necessary to conduct the business now operated by it except where the failure to possess such Governmental Licenses would not, singularly or in the aggregate, have a Material Adverse Effect on Issuer; each of Issuer and its Subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect on Issuer; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect on Issuer; and neither Issuer nor any Subsidiary of Issuer has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

4.4           Financial Condition.

4.4.1       Issuer Financial Statements. The consolidated financial statements of Issuer included in the Issuer’s Reports (i) have been prepared from, and are in accordance with, the books and records of Issuer; and (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of Issuer, for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount). The consolidated audited financial statements of Issuer included in the Issuer’s Reports have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the subordinated notes thereto. The books and records of Issuer have been, and are being, maintained in all material respects in accordance with applicable legal and accounting requirements. Issuer does not have any material liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the December 31, 2021 consolidated balance sheet of Issuer (including any subordinated notes thereto) and for liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2021 or in connection with this Agreement and the transactions contemplated hereby.

11

4.4.2       Absence of Default. Since December 31, 2021, no event has occurred that either of itself or with the lapse of time or the giving of notice or both, would give any creditor of Issuer the right to accelerate the maturity of any Indebtedness of Issuer. Issuer is not in default under any other lease, agreement or instrument, or any law, rule, regulation, order, writ, injunction, decree, determination or award, non-compliance with which could reasonably be expected to result in a Material Adverse Effect on Issuer.

4.4.3       Solvency. After giving effect to the consummation of the transactions contemplated by this Agreement, Issuer has capital sufficient to carry on its business and transactions and is solvent and able to pay its debts as they mature. No transfer of property is being made and no indebtedness is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Issuer or any Subsidiary of Issuer.

4.4.4       Ownership of Property. The Issuer and each of its Subsidiaries has good and marketable title as to all real property owned by it and good title to all assets and properties owned by the Issuer and such Subsidiary in the conduct of its businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the most recent balance sheet contained in the Issuer’s Reports or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheet), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the Federal Home Loan Bank, inter-bank credit facilities, reverse repurchase agreements or any transaction by the Bank acting in a fiduciary capacity, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith and (iii) such as do not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Issuer or any of its Subsidiaries. The Issuer and each of its Subsidiaries, as lessee, has the right under valid and existing Leases of real and personal properties that are material to the Issuer or such Subsidiary, as applicable, in the conduct of its business to occupy or use all such properties as presently occupied and used by it. Such existing Leases and commitments to Lease constitute or will constitute operating Leases for both tax and financial accounting purposes except as otherwise disclosed in the Issuer’s Reports and the Lease expense and minimum rental commitments with respect to such Leases and Lease commitments are as disclosed in all material respects in the Issuer’s Reports.

4.5           No Material Adverse Change. Since December 31, 2021, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect on Issuer or any Subsidiary of Issuer.

12

4.6           Legal Matters.

4.6.1       Compliance with Law. Issuer and each of its Subsidiaries (i) have complied with and (ii) to Issuer’s knowledge, are not under investigation with respect to, and have not been threatened to be charged with or given any notice of any material violation of any applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government, or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except where any such failure to comply or violation would not reasonably be expected to have a Material Adverse Effect on Issuer or any such Subsidiary. Issuer and each of its Subsidiaries is in compliance with, and at all times since December 31, 2021, has been in compliance with, (x) any restrictions, agreements, memoranda, commitment letter, supervisory letter or similar regulatory correspondence, or other commitments, and (y) its own privacy policies and written commitments to customers, consumers and employees, concerning data protection, the privacy and security of personal data, and the nonpublic personal information of its customers, consumers and employees, in each case except where the failure to comply would not, individually or in the aggregate, result in a Material Adverse Effect on Issuer, and at no time during the two years immediately prior to the date hereof has Issuer or any of its Subsidiaries received any written notice asserting any such noncompliance with any of the foregoing.

4.6.2       Regulatory Enforcement Actions. The Issuer, the Bank and its other Subsidiaries, if any, are in compliance in all material respects with all laws administered by and regulations of any Governmental Agency applicable to it or to them, the failure to comply with which would have a Material Adverse Effect. None of the Issuer, the Bank, the Issuer’s or the Bank’s Subsidiaries nor any of their respective officers or directors is now operating under any restrictions, agreements, memoranda, commitment letter, supervisory letter or similar regulatory correspondence, or other commitments (other than restrictions of general application) imposed by any Governmental Agency, nor are, to Issuer’s knowledge, (a) any such restrictions threatened or (b) any agreements, memoranda, commitments, supervisory letter or similar regulatory enforcement action being sought by any Governmental Agency, or (c) any legal or regulatory violations previously identified by, or penalties or other remedial action previously imposed by, any Governmental Agency remains unresolved.

4.6.3       Pending Litigation. There are no actions, suits, proceedings or written agreements pending, or, to Issuer’s knowledge, threatened or proposed, against Issuer or any Subsidiary of Issuer at law or in equity or before or by any Governmental Agency that, either separately or in the aggregate, would reasonably be expected to have a Material Adverse Effect on the Issuer or the Bank, on the Issuer and its Subsidiaries taken as a whole, or to affect the issuance or payment of the Subordinated Notes; and none of Issuer or any Subsidiary of Issuer is a party to or named as subject to the provisions of any order, writ, injunction, or decree of, or any written agreement with, any court, commission, board or agency, domestic or foreign, that either separately or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Issuer and its Subsidiaries taken as a whole.

4.6.4        Environmental. No Property is or, to Issuer’s knowledge, has been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any Hazardous Materials, and neither Issuer nor any Subsidiary of Issuer has engaged in such activities. Each Property, and Issuer and each such Subsidiary, are in compliance with all Hazardous Materials Laws. There are no claims or actions (“Hazardous Materials Claims”) pending or, to Issuer’s knowledge, threatened against Issuer or any such Subsidiary or any Property by any Governmental Agency or by any other Person relating to any Hazardous Materials or pursuant to any Hazardous Materials Law.

13

4.6.5       Brokerage Commissions. Neither Issuer nor any Subsidiary of Issuer is obligated to pay any brokerage commission, placement fee or finder’s fee to any Person in connection with the transactions contemplated by this Agreement, except to Placement Agents.

4.6.6       No Registration. Assuming that the representations of the Noteholders contained in this Agreement are true and correct, it is not necessary in connection with the offer, sale and delivery of the Subordinated Notes to each Noteholder to register the Subordinated Notes under the Securities Act.

4.6.7        Taxes. Issuer and its Subsidiaries have filed all Tax Returns that they were required to file under applicable laws and regulations, other than Tax Returns that are not yet due or for which a request for extension was filed. All such Tax Returns were correct and complete in all material respects and have been prepared in substantial compliance with all applicable laws and regulations. All Taxes due and owing by and Issuer and its Subsidiaries (whether or not shown on any Tax Return) have been paid other than Taxes that have been reserved or accrued on the balance sheet of Issuer and which Issuer is contesting in good faith.

4.6.8        Anti-Money Laundering. Issuer and its Subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, including as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “USA PATRIOT Act”) and the rules and regulations thereunder and any other applicable anti-money laundering statute, rule, or regulation (the “Anti-Money Laundering Laws”). Issuer and its Subsidiaries have established compliance programs to ensure compliance with the requirements of the Anti-Money Laundering Laws. There is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the best knowledge of Issuer and its Subsidiaries, threatened regarding the compliance by Issuer and its Subsidiaries with any applicable anti-money laundering statue, rule or regulation.

4.6.9        Compliance with Economic Sanctions.

4.6.9.1            Neither Issuer nor any of its Subsidiaries is acting or has acted at any time, directly or indirectly, on behalf of any persons or entities whose name appears on the Annex to the Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or are included on any relevant lists maintained by the Office of Foreign Assets Control (“OFAC”) of U.S. Department of Treasury, including the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, and the Sectoral Sanctions Identifications List, and any similar list maintained by the U.S. Department of State, or other U.S. government agencies, all as may be amended from time to time (such lists, collectively, the “Government Lists”).

14

4.6.9.2            Neither Issuer nor any of its Subsidiaries engages, or has engaged, in business activities or transactions with or for the benefit of any persons or countries subject to any sanctions administered by OFAC, including any persons in Cuba, Iran, Sudan, Syria or North Korea, or any person on any relevant lists maintained by OFAC, the U.S. Department of State or other U.S. government agencies, including the Government Lists.

4.6.9.3            The operations of Issuer and its Subsidiaries are not in contravention of, and since January 1, 2018 have not violated, any applicable economic sanctions laws, including laws administered and enforced by the U.S. government or pursuant to the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Comprehensive Iran Sanctions, Accountability, and Divestment Act, the National Defense Authorization Act for Fiscal Year 2012, the National Defense Authorization Act for Fiscal Year 2013, the Iran Threat Reduction and Syria Human Rights Act of 2012, the Iran Freedom and Counter-Proliferation Act of 2012, Executive Order 13660 of March 6, 2014, Executive Order 13661 of March 17, 2014, Executive Order 13662 of March 20, 2014, and any executive order or regulations issued pursuant to any of the foregoing (collectively, “Economic Sanctions”). No proceeding before any government authority involving Issuer or its Subsidiaries with respect to Economic Sanctions is pending or, to Issuer’s knowledge, is threatened, nor have there been any such proceedings within the past five years.

4.7           Internal Controls. Issuer (on a consolidated basis) has established and maintains a system of internal control over financial reporting that pertains to the maintenance of records that accurately and fairly reflect the transactions of and dispositions of assets by Issuer, that provides reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that Issuer’s ’receipts and expenditures and receipts and expenditures of each of Issuer’s material Subsidiaries are being made only in accordance with authorizations of Issuer management and its Board of Directors, and provides reasonable assurance regarding prevention or timely detection of the unauthorized acquisition, use or disposition of assets of Issuer on a consolidated basis that could have a Material Adverse Effect. Such internal control over financial reporting is effective to provide reasonable assurance regarding the reliability of Issuer’s financial reporting and the preparation of Issuer’s financial statements for external purposes in accordance with GAAP. Since January 1, 2025, there has not been and there currently is not (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect in any material respect its ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Issuer’s or the Bank’s internal control over financial reporting. Issuer (A) has implemented and maintains disclosure controls and procedures reasonably designed and maintained to ensure that material information relating to Issuer is made known to the Chief Executive Officer and the Chief Financial Officer of Issuer by others within Issuer and (B) has disclosed, based on its most recent evaluation prior to the date hereof, to Issuer’s outside auditors and the audit committee of Issuer’s Board of Directors any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting. Such disclosure controls and procedures are effective for the purposes for which they were established.

15

4.8          Issuer Status.

4.8.1       Investment Company Act. Issuer is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

4.8.2       Foreign Qualifications. Issuer and each of its the Subsidiaries is duly qualified as a foreign corporation to transact business and is each in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in any Material Adverse Effect on Issuer and its Subsidiaries .

4.9           Representations and Warranties Generally. All representations, warranties, covenants and agreements made in this Agreement or in any certificate or other document delivered to the Noteholders by or on behalf of Issuer pursuant to or in connection with this Agreement shall be deemed to have been relied upon by the Noteholders and, furthermore, shall continue in full force and effect as long as there remains unperformed any obligations to the Noteholders hereunder or under the Subordinated Notes. The representations and warranties of Issuer set forth in this Agreement, or in any other agreement entered into by Issuer pursuant to the requirements of this Agreement, are true and correct as of the date hereof and as otherwise specifically provided herein or therein.

4.10         No Misstatement. No information, exhibit, report, schedule or document, when viewed together as a whole, furnished by Issuer to the Noteholders in connection with the negotiation, execution or performance of this Agreement or the funding of the Subordinated Notes, including information contained in the Data Room and the investor presentation, contains any untrue statement of a material fact, or omits to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances when made or furnished to the Noteholders and as of the Closing Date.

16

5.	GENERAL COVENANTS, CONDITIONS AND AGREEMENTS.

Issuer hereby further covenants and agrees with each Noteholder as follows, for as long as there remains unperformed any obligations to the Noteholders hereunder or under the Subordinated Notes:

5.1           Compliance with Transaction Documents. Issuer shall comply with, observe and timely perform each and every one of the covenants, agreements and obligations under this Agreement and the Subordinated Notes.

5.2           Affiliate Transactions. Issuer shall not itself, nor shall it cause, permit or allow any of its Subsidiaries to enter into any transaction, including, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate of Issuer except in the ordinary course of business and pursuant to the reasonable requirements of Issuer’s or such Affiliate’s business and upon terms consistent with applicable laws and regulations and reasonably found by the appropriate board(s) of directors to be fair and reasonable and no less favorable to Issuer or such Affiliate than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate. Notwithstanding the foregoing, nothing herein shall restrict the Issuer from providing capital or financial support or serving as a source of strength to the Bank as required by any Governmental Authority.

5.3           Compliance with Laws.

5.3.1       Generally. Issuer shall comply and cause each Subsidiary of Issuer to comply in all material respects with all applicable statutes, rules, regulations, orders and restrictions in respect of the conduct of their respective businesses and the ownership of their respective properties, except, in each case, where such noncompliance would not reasonably be expected to have a Material Adverse Effect on Issuer or such Subsidiary.

5.3.2       Regulated Activities. Issuer shall not itself, nor shall it cause, permit or allow any Subsidiary of Issuer to engage in any business or activity that is not permitted by all applicable laws and regulations, except, in each case, where such noncompliance would not reasonably be expected to have a Material Adverse Effect on Issuer and its Subsidiaries, taken as a whole.

5.3.3       Taxes. Issuer shall, and shall cause each Subsidiary of Issuer to, promptly pay and discharge all taxes, assessments and other governmental charges imposed upon Issuer or any such Subsidiary or upon the income, profits, or property of Issuer or any such Subsidiary and all claims for labor, material or supplies which, if unpaid, might by law become a lien or charge upon the property of Issuer or any such Subsidiary. Notwithstanding the foregoing, none of Issuer or any Subsidiary of Issuer shall be required to pay any such tax, assessment, charge or claim, so long as the validity thereof shall be contested in good faith by appropriate proceedings, and appropriate reserves therefor shall be maintained on the books of Issuer and such other Subsidiary.

17

5.3.4       Corporate Existence. Issuer shall do or cause to be done all things reasonably necessary to maintain, preserve and renew its corporate existence and that of all Subsidiaries of Issuer and its and their rights and franchises, and comply in all material respects with all related laws applicable to Issuer or such Subsidiaries; provided, however, that Issuer may consummate a merger in which (i) Issuer is the surviving entity or (ii) if Issuer is not the surviving entity, the surviving entity assumes, by operation of law or otherwise, all of the obligations of Issuer under the Subordinated Notes.

5.4           Tier 2 Capital. If all or any portion of the Subordinated Notes ceases to be deemed to be Tier 2 Capital under the risk-based capital rules of the Federal Reserve as in effect as of the date of this Agreement, other than due to the limitation imposed on the capital treatment of subordinated debt during the five years immediately preceding the Maturity Date of the Subordinated Notes, Issuer will immediately notify the Noteholders, and thereafter Issuer and the Noteholders will work together in good faith for 30 days to execute and deliver all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Notes to qualify as Tier 2 Capital Provided that nothing contained in this Agreement shall limit the Issuer’s right to redeem the Subordinated Notes upon the occurrence of a Tier 2 Capital Event as described in the Subordinated Notes.

5.5           Insurance. At its sole cost and expense, Issuer shall maintain, and shall cause each Subsidiary to maintain, bonds and insurance to such extent, covering such risks as is required by law, or as is usual and customary for owners of similar businesses and properties in the same general area in which Issuer or any of its Subsidiaries operate. All such bonds and policies of insurance shall be in a form, in an amount and with issuers/insurers recognized as adequate by prudent businesspersons.

5.6           Event of Default. Issuer shall provide notice of any Event of Default promptly after the occurrence thereof to the Noteholders, so long as delivery of such notice is not prohibited by applicable laws and regulations.

5.7           Dividends, Payments, and Guarantees During Event of Default. During the continuance of an Event of Default, Issuer shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of Issuer’s capital stock, (b) make any payment of principal or interest or premium, if any, on or repay, repurchase or redeem any debt securities of Issuer that rank equal with or junior to the Subordinated Notes, or (c) make any payments under any guarantee that ranks equal with or junior to the Subordinated Notes, other than (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of Issuer’s common stock, (ii) any declaration of a noncash dividend in connection with the implementation of a stockholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (iii) as a result of a reclassification of Issuer’s capital stock or the exchange or conversion of one class or series of Issuer’s capital stock for another class or series of Issuer’s capital stock, (iv) the purchase of fractional interests in shares of Issuer’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (v) purchases of any class of Issuer’s common stock related to the issuance of common stock or rights under any benefit plans for Issuer’s directors, officers or employees or any of Issuer’s dividend reinvestment plans.

18

5.8           Annual Reporting. Issuer shall furnish and deliver or cause to be furnished and delivered to the Noteholders within the later of 90 days after the close of each fiscal year of Issuer’s or the completion of the audit of Issuer’s financial statements, or within such further time as the Noteholders may permit, consolidated and consolidating audited financial statements for Issuer and its Subsidiaries, including a balance sheet and related profit and loss statement, prepared in accordance with GAAP consistently applied throughout the periods reflected therein. Such financial statements shall be accompanied by the unqualified opinion of Issuers’ accountant or other independent certified public accountants reasonably acceptable to the Noteholders.

5.9           Absence of Control. It is the intent of the parties to this Agreement that in no event shall the Noteholders, by reason of any of the Transaction Documents, be deemed to control, directly or indirectly, Issuer, and the Noteholders shall not exercise, or be deemed to exercise, directly or indirectly, a controlling influence over the management or policies of Issuer.

5.10        Secondary Market Transactions. To the extent permitted by Section 6.4 hereof, each Noteholder shall have the right at any time and from time to time to securitize its Subordinated Notes or any portion thereof in a single asset securitization or a pooled loan securitization of rated single or multi-class securities secured by or evidencing ownership interests in the Subordinated Notes (each such securitization is referred to herein as a “Secondary Market Transaction”). In connection with any such Secondary Market Transaction, Issuer shall, at Issuer’s expense, cooperate with the Noteholders and otherwise reasonably assist the Noteholders in satisfying the market standards to which the Noteholders customarily adhere or which may be reasonably required in the marketplace or by applicable rating agencies in connection with any such Secondary Market Transaction, but in no event shall Issuer be required to incur any costs or expenses in excess of an aggregate of $10,000 in connection with any and all Secondary Market Transactions. Subject to any written confidentiality obligation, including the terms of any non-disclosure agreement between the Noteholders and Issuer, all information regarding Issuer may be furnished to any Person reasonably deemed necessary by the Noteholder in connection with participation in such Secondary Market Transaction. All documents, financial statements, appraisals and other data relevant to Issuer or the Subordinated Notes may be retained by any such Person, subject to the terms of any confidentiality or nondisclosure agreement between the Noteholder and Issuer.

5.11        Information Available to Facilitate Resales.

5.11.1     Rule 144A Information. While any Subordinated Notes remain “restricted securities” within the meaning of the Securities Act, Issuer will make available, upon request, to any seller of such Subordinated Notes the information specified in Rule 144A(d)(4) under the Securities Act, unless Issuer is then subject to Section 13 or 15(d) of the Exchange Act.

5.11.2     Current Public Information. At the written request by Noteholder or any holder of a Subordinated Note, with a view to making available to Noteholder or such holder the benefits of certain rules and regulations of the Securities and Exchange Commission permitting the sale of the Subordinated Notes without registration as soon as allowed, Issuer shall, at all times from the date of this Agreement through the date that the restrictive legend is removed from the Subordinated Notes, use its commercially reasonable efforts to make and keep available adequate current public information with respect to Issuer, as those terms are understood and defined in Rule 144(c) or any similar or analogous rules promulgated under the Securities Act, and, upon written request by Noteholder or a holder of a Subordinated Note, Issuer shall provide a written statement that Issuer has complied with such requirements.

19

5.12        Partial Redemption through DTC. With respect to any partial redemption of the Subordinated Notes, partial redemptions will be processed through the Depository Trust Issuer Corporation, in accordance with its rules and procedures, as a “Pro Rata Pass-Through Distribution of Principal.”

5.13        Shareholder Litigation. Issuer shall promptly inform the Noteholders of any claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding (“Shareholder Litigation”) against Issuer, any Subsidiary of Issuer or any of the past or present executive officers or directors of Issuer or any of its Subsidiaries that is threatened in writing or initiated by or on behalf of any shareholder of Issuer in connection with or relating to the transaction contemplated hereby or by the Transaction Documents. Issuer shall consult with the Noteholders and keep the Noteholders informed of all material filings and developments relating to any such Shareholder Litigation.

5.14         CUSIP Numbers. Prior to the Closing Date, Issuer shall cause CUSIP numbers to be obtained for the Subordinated Notes and printed on the Subordinated Notes pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE NOTEHOLDERS.

Each Noteholder hereby represents and warrants to Issuer, severally and not jointly, as follows:

6.1           Legal Power and Authority. It has all necessary power and authority to execute, deliver and perform its obligations under this Agreement and, assuming that the representations of Issuer contained in this Agreement are true and correct, to consummate the transactions contemplated hereby. It is an entity validly existing and in good standing under the laws its jurisdiction of organization.

6.2           The Agreement. This Agreement has been duly and validly authorized, executed and delivered by it and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement is a legal, valid, and binding obligation of such Noteholder, enforceable against such Noteholder in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally or general equitable principles.

6.3           No Conflicts. Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereby will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under (i) its organizational documents, (ii) any agreement to which it is a party, (iii) any law applicable to it, or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting it; except, in the case of items (ii), (iii) or (iv), for such violations and conflicts that would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect on the Noteholder. No notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Agency, nor expiration or termination of any statutory waiting period, is necessary for the consummation by the Noteholder of the transactions contemplated by this Agreement.

20

6.4           Accredited Investor; QIB. It is either: (i) an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act or (ii) a QIB.

6.5           Purchase for Own Account. It is purchasing the Subordinated Note(s) for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, or pursuant to an exemption therefrom or in a transaction not subject thereto.

6.6           Financial and Business Sophistication. It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Subordinated Notes and of making an informed investment decision. It has relied solely upon its own knowledge of and/or the advice of its own legal, financial or other advisors with regard to, the legal, financial, tax and other considerations involved in deciding to invest in, or lend money as evidenced by, the Subordinated Notes.

6.7           Private Placement; No Registration of Securities. It understands and acknowledges that the Subordinated Notes are being sold by Issuer without registration under the Securities Act in reliance on the exemption from federal and state registration set forth in, respectively, Rule 506(b) of Regulation D promulgated under Section 4(a)(2) of the Securities Act and Section 18 of the Securities Act, or any state securities laws, and accordingly, may be resold, pledged or otherwise transferred only if exemptions from the Securities Act and applicable state securities laws are available to it. It further understands and acknowledges that Issuer will not be obligated in the future to register the Subordinated Notes under the Securities Act, the Securities Exchange Act of 1934, as amended, or under any state securities laws. Neither the Placement Agent nor Issuer has made or is making any representation, warranty or covenant, express or implied, as to any applicable state securities laws for the resale, pledge or other transfer of the Subordinated Notes, or that the Subordinated Note(s) purchased by the Noteholder will ever be able to be lawfully resold, pledged or otherwise transferred.

6.8           Ability to Bear Economic Risk of Investment/Loan. It recognizes that an investment in, or a loan made pursuant to the purchase of, the Subordinated Notes involves substantial risk. It has the ability to bear the economic risk of the prospective investment in, or loan made pursuant to the purchase of, the Subordinated Notes, including the ability to hold the Subordinated Notes until maturity, and further including the ability to bear a complete loss of all of its investment or loan.

21

6.9           No Offering Memorandum. It acknowledges that: (i) it is not being provided with the disclosures that would be required if the offer and sale of the Subordinated Notes were registered under the Securities Act, nor is it being provided with any offering circular or prospectus prepared in connection with the offer and sale of the Subordinated Notes; (ii) it has conducted its own examination of Issuer, the Subsidiaries of Issuer and the terms of the Subordinated Notes to the extent it deems necessary to make its decision to invest in the Subordinated Notes; and (iii) it has availed itself of public access to financial and other information concerning Issuer and its Subsidiaries to the extent it deems necessary to make its decision to purchase the Subordinated Notes; and (iv) has not received or relied upon any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer and sale of the Subordinated Notes. It has reviewed the information set forth in the Issuer’s Reports, the exhibits hereto and the information contained in the virtual data room (the “Data Room”) established by the Issuer in connection with the transactions contemplated by this Agreement. It has reviewed the information set forth in the investor presentation provided to it in connection with the transactions contemplated by this Agreement and understands that the investor presentation is not an offering circular or prospectus and does not contain all of the information that would be included in an offering circular or prospectus.

6.10         Information. It acknowledges that it and its advisors have been furnished with all materials relating to the business, finances and operations of Issuer and its Subsidiaries that have been requested of it or its advisors and have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of Issuer concerning the terms and conditions of the transactions contemplated by this Agreement in order to make an informed and voluntary decision to enter into this Agreement.

6.11         Investment/Lending Decision. It has made its own investment/lending decision based upon its own judgment, due diligence and advice from such advisors as it has deemed necessary and not upon any view expressed by any other person or entity, including the Placement Agents. Neither such inquiries nor any other due diligence investigations conducted by it or its advisors or representatives, if any, shall modify, amend or affect its right to rely on Issuer’s representations and warranties contained herein. It is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any Person by or on behalf of Issuer, including, without limitation, the Placement Agents, except for the express statements, representations and warranties of Issuer made or contained in this Agreement. Furthermore, it acknowledges that (i) the Placement Agents have not performed any due diligence review on behalf of it and (ii) nothing in this Agreement or any other materials presented by or on behalf of Issuer to it in connection with the purchase of the Subordinated Notes constitutes legal, tax or investment advice. The obligations of each Noteholder under this Agreement are several and not joint with the obligations of any of the other Noteholders, and no Noteholder shall be responsible in any way for the performance of the obligations of any of any other Noteholders.

22

6.12        Placement Agents. It will purchase the Subordinated Note(s) directly from Issuer and not from the Placement Agents and understands that neither Placement Agent nor any other broker or dealer has any obligation to make a market in the Subordinated Notes.

6.13         Accuracy of Representations. It understands that each Placement Agent and Issuer will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements in connection with the transactions contemplated by this Agreement.

7.	MISCELLANEOUS.

7.1           Prohibition on Assignment. Except as provided in Section 13(b) (Merger or Sale of Assets) of the Subordinated Notes, Issuer may not assign, transfer or delegate any of its rights under this Agreement or the Subordinated Notes without the prior written consent of the Noteholders.

7.2           Waiver or Amendment. No waiver or amendment of any term, provision, condition, covenant or agreement contained in this Agreement, the Subordinated Notes, be effective except with the consent of the holders of not less than 75% in aggregate principal amount (excluding any Subordinated Notes held by Issuer or any of parent corporations or subsidiaries) of the Subordinated Notes at the time outstanding; provided, however, that any amendment to this Section 7.2 and any amendment that would decrease the rate of interest applicable to the Subordinated Notes, change the Maturity Date or the date of any interest payment due on the Subordinated Notes, change the priority of the Subordinated Notes as to the right to payment, or change the currency in which the principal of and interest on the Subordinated Notes is to be paid shall only be effective with the consent of the holders of all of the Subordinated Notes then outstanding. No failure to exercise or delay in exercising, by a Noteholder or any holder of the Subordinated Notes, of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. The rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided by law or equity. No notice or demand on Issuer in any case shall, in itself, entitle Issuer to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Noteholder to any other or further action in any circumstances without notice or demand. No consent or waiver, expressed or implied, by Noteholder to or of any breach or default by Issuer in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Issuer hereunder. Failure on the part of Noteholder to complain of any acts or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Noteholder of its rights hereunder or impair any rights, powers or remedies on account of any breach or default by Issuer.

23

7.3           Severability. Any provision of this Agreement which is unenforceable or invalid or contrary to law, or the inclusion of which would adversely affect the validity, legality or enforcement of this Agreement, shall be of no effect and, in such case, all the remaining terms and provisions of this Agreement shall subsist and be fully effective according to the tenor of this Agreement the same as though any such invalid portion had never been included herein. Notwithstanding any of the foregoing to the contrary, if any provisions of this Agreement or the application thereof are held invalid or unenforceable only as to particular persons or situations, the remainder of this Agreement, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by law.

7.4           Usury; Revival of Liabilities. All agreements between Issuer and the Noteholders (including, without limitation, this Agreement and the Subordinated Notes) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Noteholders exceed the highest lawful rate of interest permissible under the laws of the State of New York. If the Noteholders shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the principal of the Subordinated Note (whether or not then due and payable) and not to the payment of interest. To the extent that the Noteholders receive any payment on account of Issuer’s Liabilities and any such payment(s) and/or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment(s) or proceeds received, Issuer’s Liabilities or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment(s) and/or proceeds had not been received by the Noteholders and applied on account of Issuer’s Liabilities; provided, however, if the Noteholders successfully contest any such invalidation, declaration, set aside, subordination or other order to pay any such payment and/or proceeds to any third party, the revived Issuer’s Liabilities shall be deemed satisfied.

7.5           Notices. Any notice which any party hereto may be required or may desire to give hereunder shall be deemed to have been given if in writing and if delivered personally, or if mailed, postage prepaid, by United States registered or certified mail, return receipt requested, or if delivered by a nationally recognized commercial courier (such as FedEx), addressed:

If to Issuer:	Ballston Spa Bancorp, Inc.
990 State Route 67
Ballston Spa, NY 12020
	Attn:	Christopher Dowd, President and
Chief Executive Officer

24

With a copy to	Luse Gorman, PC
(which shall not	5335 Wisconsin Avenue, N.W., Suite 780
constitute notice)	Washington, DC 20015
Jeffrey Cardone
Marc Levy

If to the Noteholder	At the Noteholders address as set forth on
Schedule I

or to such other address or addresses as the party to be given notice may have furnished in writing to the party seeking or desiring to give notice, as a place for the giving of notice, provided that no change in address shall be effective until seven Business Days after being given to the other party in the manner provided for above. Any notice given in accordance with the foregoing shall be deemed given when delivered personally or, if mailed or if sent by overnight courier as aforesaid, the date of actual receipt.

7.6           Successors and Assigns. This Agreement shall inure to the benefit of the parties and their respective successors and assigns except that, unless the Noteholder consents in writing, no assignment made by Issuer in violation of this Agreement shall be effective or confer any rights on any purported assignee of Issuer. The term “successors and assigns” will not include a purchase of the Subordinated Notes from any Noteholder merely because of such purchase.

7.7           No Joint Venture. Nothing contained herein or in any document executed pursuant hereto and no action or inaction whatsoever on the part of the Noteholder, shall be deemed to make the Noteholder a partner or joint venturer with Issuer.

7.8           Documentation. All documents and other matters required by any of the provisions of this Agreement to be submitted or furnished to the Noteholder shall be in form and substance satisfactory to the Noteholder.

7.9           Entire Agreement. This Agreement and the Subordinated Notes along with the exhibits and schedules hereto and thereto and any disclosure agreements between a Noteholder and the Issuer, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto. No party, in entering into this Agreement, has relied upon any representation, warranty, covenant, condition or other term that is not set forth in this Agreement or in the Subordinated Notes.

7.10         Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its laws or principles of conflict of laws that would result in the application of the laws of another jurisdiction. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of a federal or state court sitting in the Borough of Manhattan, New York County, New York, in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in any such court, and (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. Each of the parties hereto waives any defense or inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. To the extent permitted by applicable law, any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 7.5. Nothing in this Section 7.10, however, shall affect the right of any party to serve legal process in any other manner permitted by law. Nothing herein shall be deemed to limit any rights, powers or privileges which Noteholder may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof, and nothing herein shall be deemed to make unlawful any transaction or conduct by the Noteholder which is lawful pursuant to, or which is permitted by, any of the foregoing.

25

7.11         No Third Party Beneficiary. This Agreement is made for the sole benefit of Issuer and each Noteholder, and no other Person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder; provided, that the Placement Agents may rely on the representations and warranties contained herein to the same extent as if it were a party to this Agreement.

7.12         Legal Tender of United States. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.

7.13         Captions; Counterparts. Captions contained in this Agreement in no way define, limit or extend the scope or intent of their respective provisions. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

7.14         Knowledge; Discretion. All references herein to the Noteholder’s or Issuer’s knowledge shall be deemed to mean the actual knowledge of such party. All references herein to Issuer’s knowledge shall be deemed to refer to the actual knowledge of the chief executive officer and chief financial officer of Issuer and each Subsidiary of Issuer. Unless specified to the contrary herein, all references herein to an exercise of discretion or judgment by the Noteholder, to the making of a determination or designation by the Noteholder, to the application of the Noteholder’s discretion or opinion, to the granting or withholding of the Noteholder’s consent or approval, to the consideration of whether a matter or thing is satisfactory or acceptable to the Noteholder, or otherwise involving the decision making of the Noteholder, shall be deemed to mean that such the Noteholder shall decide using the reasonable discretion or judgment of a prudent lender.

26

7.15         Waiver Of Right To Jury Trial. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ISSUER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT OR THE SUBORDINATED NOTES, OR ANY OTHER STATEMENTS OR ACTIONS OF ISSUER OR THE NOTEHOLDERS. THE PARTIES ACKNOWLEDGES THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF THEIR OWN FREE WILL. THE PARTIES FURTHER ACKNOWLEDGES THAT (a) THEY HAVE READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY THE PARTIES AND THEIR COUNSEL AND IS A MATERIAL INDUCEMENT FOR ENTRY INTO THIS AGREEMENT AND (c) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH SUBORDINATED NOTE AS IF FULLY INCORPORATED THEREIN.

7.16         Legal Reimbursement. If any attorney is engaged by the Noteholders to enforce or defend any provision of the Subordinated Note or this Agreement as a consequence of any Event of Default or material breach of any of the representations, warranties or covenants made by the Issuer in this Agreement, with or without the filing of any legal action or proceeding, then Issuer shall pay to the Noteholders immediately upon demand all reasonable attorneys’ fees and expenses, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance owing hereunder as if such unpaid attorneys’ fees and expenses had been added to the principal.

7.17        Survival. Each of the representations and warranties set forth in this Agreement shall survive the Closing for a period of one year after the date hereof. Except as otherwise provided herein, all covenants and agreements contained herein shall survive until, by their respective terms, they are no longer operative, other than those which by their terms are to be performed in whole or in part prior to or on the Closing Date, which shall terminate as of the Closing Date.

[SIGNATURES FOLLOW]

27

IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Note Purchase Agreement to be executed by their duly authorized representatives as of the date first above written.

ISSUER:

BALLSTON SPA BANCORP, INC.

By:
Name: Christopher Dowd
Title: President and Chief Executive Officer

[ISSUER Signature Page to Note Purchase Agreement]

NOTEHOLDER:

[Name of Noteholder]

By:
Name:
Title:

[ISSUER Signature Page to Note Purchase Agreement]

EXHIBIT A-1

SUBORDINATED NOTE

BALLSTON SPA BANCORP, INC.

7.375% Fixed-to-Floating Rate Subordinated Note due April 1, 2036

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND.

THIS OBLIGATION IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE OBLIGATIONS OF ISSUER TO ITS GENERAL AND SECURED CREDITORS AND IS UNSECURED. IT IS INELIGIBLE AS COLLATERAL FOR ANY EXTENSION OF CREDIT BY BALLSTON SPA BANCORP, INC. (“ISSUER”) OR ANY OF ITS SUBSIDIARIES.

IN THE EVENT OF LIQUIDATION ALL HOLDERS OF SENIOR INDEBTEDNESS OF THE ISSUER SHALL BE ENTITLED TO BE PAID IN FULL WITH SUCH INTEREST AS MAY BE PROVIDED BY LAW BEFORE ANY PAYMENT SHALL BE MADE ON ACCOUNT OF PRINCIPAL OF OR INTEREST ON THIS SUBORDINATED NOTE. AFTER PAYMENT IN FULL OF ALL SUMS OWING TO SUCH HOLDERS OF SENIOR INDEBTEDNESS, THE HOLDER OF THIS SUBORDINATED NOTE, TOGETHER WITH THE HOLDERS OF ANY OBLIGATIONS OF THE ISSUER RANKING ON A PARITY WITH THE SUBORDINATED NOTES, SHALL BE ENTITLED TO BE PAID FROM THE REMAINING ASSETS OF THE ISSUER THE UNPAID PRINCIPAL AMOUNT OF THIS SUBORDINATED NOTE PLUS ACCRUED AND UNPAID INTEREST THEREON BEFORE ANY PAYMENT OR OTHER DISTRIBUTION, WHETHER IN CASH, PROPERTY OR OTHERWISE, SHALL BE MADE (I) WITH RESPECT TO ANY OBLIGATION THAT BY ITS TERMS EXPRESSLY IS JUNIOR IN THE RIGHT OF PAYMENT TO THE SUBORDINATED NOTES, (II) WITH RESPECT TO ANY INDEBTEDNESS BETWEEN THE ISSUER, AND ANY OF ITS SUBSIDIARIES OR AFFILIATES OR (III) ON ACCOUNT OF ANY SHARES OF CAPITAL STOCK OF THE ISSUER.

THIS SUBORDINATED NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $250,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SUBORDINATED NOTE IN A DENOMINATION OF LESS THAN $250,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SUBORDINATED NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON THIS SUBORDINATED NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SUBORDINATED NOTE.

THIS SUBORDINATED NOTE MAY NOT BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH THE AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH THE AGREEMENT WILL BE VOID. THIS SUBORDINATED NOTE MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SUBORDINATED NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE HOLDER OF THIS SUBORDINATED NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SUBORDINATED NOTE ONLY: (A) TO THE ISSUER; (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (C) TO A "NON U.S. PERSON" IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT, THAT IS ACQUIRING THIS SUBORDINATED NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT; OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,. THE HOLDER OF THIS SUBORDINATED NOTE BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

CERTAIN ERISA CONSIDERATIONS:

THE HOLDER OF THIS SUBORDINATED NOTE, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SUBORDINATED NOTE, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO WHICH TITLE I OF ERISA OR SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER PLAN, OR ANY OTHER PERSON OR ENTITY USING THE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO FINANCE SUCH PURCHASE, OR (II) SUCH PURCHASE OR HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH FULL EXEMPTIVE RELIEF IS NOT AVAILABLE UNDER APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

ANY FIDUCIARY OF ANY PLAN WHO IS CONSIDERING THE ACQUISITION OF THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN SHOULD CONSULT WITH HIS OR HER LEGAL COUNSEL PRIOR TO ACQUIRING THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN.

No. [●]	CUSIP Accredited Investors: 058701 AB9

BALLSTON SPA BANCORP, Inc.

7.375% Fixed-to-Floating Rate Subordinated Note due APRIL 1, 2036

1.       Subordinated Notes. This Subordinated note is one of an issue of notes of Ballston Spa Bancorp, Inc., a New York corporation (the “Issuer”), designated as the “7.375% Fixed to Floating Rate Subordinated Notes due April 1, 2036 ” (the “Subordinated Notes”) issued pursuant to that Subordinated Note Purchase Agreement dated as of the date upon which this Subordinated Note was originally issued (the “Issue Date”) between the Issuer and the several purchasers of the Subordinated Notes identified in the signature pages thereto (the “Purchase Agreement”).

2.       Payment.

(a)        The Issuer, for value received, hereby promises to pay to [·], or its registered assigns (the “Noteholder”), the principal sum of [·]Dollars (U.S.) ($[·]), plus accrued but unpaid interest, on April 1, 2036 (the “Maturity Date”) and to pay interest on such principal amount (i) from and including the original issue date of March 25, 2026 to but excluding April 1, 2031, at the rate of 7.375% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months and payable quarterly in arrears on April 1, July 1, October 1 and January 1 of each year (each, a “Fixed Interest Payment Date”), beginning July 1, 2026 and (ii) from and including April 1, 2031 to but excluding the Maturity Date or the early redemption date contemplated by Section 7 of this Subordinated Note, at a floating interest rate per annum, reset quarterly, equal to the benchmark rate which is the Three-Month Term SOFR (as defined below), plus 378 basis points determined on the Determination Date (as defined below) of the applicable interest period, computed on the basis of a 360-day year and the actual number of days elapsed and payable quarterly in arrears (each quarterly period a “Floating Interest Rate Period”) on April 1, July 1, October 1 and January 1 of each year (each, a “Floating Interest Payment Date”). Dollar amounts resulting from this calculation shall be rounded to the nearest cent, with one-half cent being rounded up. The term “Floating Interest Determination Date” means the date upon which the Floating Interest Rate is determined by the Calculation Agent (as defined below) pursuant to the Three-Month Term SOFR Conventions (as defined below). Notwithstanding anything to the contrary, (i) in the event the Three-Month Term SOFR (as defined below) is less than zero, the Three-Month Term SOFR shall be deemed to be zero, and (ii) if a Benchmark Transition Event (as defined below) and its related Benchmark Replacement Date (as defined below) have occurred and the Benchmark Replacement (as defined below) is less than zero, then the Benchmark Replacement shall be deemed to be zero.

(b)       The “Floating Interest Rate” means:

(i) initially Three-Month Term SOFR (as defined below)

(1)       (ii) Notwithstanding the foregoing clause (i) of this Section 2(b):

(1)       If the Calculation Agent determines prior to the relevant Floating Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date (each of such terms as defined below) have occurred with respect to Three-Month Term SOFR, then the Issuer shall promptly provide notice of such determination to the Noteholders (as defined below) and Section 2(c) (Effect of Benchmark Transition Event) will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the Floating Interest Rate payable on the Subordinated Notes during a relevant Floating Interest Period.

(2)       However, if the Calculation Agent determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Three-Month Term SOFR, but for any reason the Benchmark Replacement has not been determined as of the relevant Floating Interest Determination Date, the Floating Interest Rate for the applicable Floating Interest Period will be equal to the Floating Interest Rate on the last Floating Interest Determination Date for the Subordinated Notes, as determined by the Calculation Agent (as defined below).

(2)       If the then-current Benchmark is Three-Month Term SOFR and any of the foregoing provisions concerning the calculation of the interest rate and the payment of interest during the Floating Rate Period are inconsistent with any of the Three-Month Term SOFR Conventions determined by the Issuer, then the relevant Three-Month Term SOFR Conventions will apply.

(1)	Effect of Benchmark Transition Event.

(1)       If the Calculation Agent determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time (as defined below) in respect of any determination of the Benchmark (as defined below) on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Subordinated Notes during the relevant Floating Interest Period in respect of such determination on such date and all determinations on all subsequent dates.

(2)       In connection with the implementation of a Benchmark Replacement, the Issuer will have the right to make Benchmark Replacement Conforming Changes (as defined below) from time to time, and such changes shall become effective without consent from the relevant Noteholders (as defined below) or any other party.

(3)       Any determination, decision or election that may be made by the Issuer or by the Calculation Agent pursuant to the benchmark transition provisions set forth herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date, and any decision to take or refrain from taking any action or any selection:

(1)       will be conclusive and binding absent manifest error;

(2)       if made by the Issuer, will be made in the Issuer’s sole discretion;

(3)       if made by the Calculation Agent, will be made after consultation with the Issuer, and the Calculation Agent will not make any such determination, decision or election to which the Issuer reasonably objects; and

(4)       notwithstanding anything to the contrary in this Subordinated Note or the Purchase Agreement, shall become effective without consent from the relevant Noteholders (as defined below) or any other party.

(4)       If the Calculation Agent fails to make any decision or election that it is requested to make under the terms of the Subordinated Notes, then the Issuer will make such determination, decision or election on the same basis as described above.

(5)       For the avoidance of doubt, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, interest payable on this Subordinated Note for the Floating Rate Period will be an annual rate equal to the sum of the applicable Benchmark Replacement and the spread specified on the face hereof.

(6)       As used in this Subordinated Note:

(1)       "Affiliates" means, with respect to any Person (as such term is defined in the Purchase Agreement, such Person's immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by or under common control with said Person and their respective Affiliates.

(2)       “Benchmark” means, initially, Three-Month Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Three-Month Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(3)       “Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Benchmark; provided that if (a) the Calculation Agent cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date or (b) the then-current Benchmark is Three-Month Term SOFR and a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Three-Month Term SOFR (in which event no Interpolated Benchmark with respect to Three-Month Term SOFR shall be determined), then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Calculation Agent, as of the Benchmark Replacement Date:

1.       the sum of (i) Compounded SOFR and (ii) the Benchmark Replacement Adjustment;

2.       the sum of: (i) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment;

3.       the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment;

4.       the sum of: (i) the alternate rate of interest that has been selected by the Issuer as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (ii) the Benchmark Replacement Adjustment.

(4)       “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Calculation Agent, as of the Benchmark Replacement Date:

1.       the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

2.       if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

3.       the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Issuer giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

(5)       “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Floating Interest Period,” timing and frequency of determining rates with respect to each Floating Interest Period and making payments of interest, rounding of amounts or tenors and other administrative matters) that the Issuer decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Issuer decides that adoption of any portion of such market practice is not administratively feasible or if the Issuer determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Issuer determines is reasonably necessary).

(6)       “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

1.       in the case of clause (a) of the definition of “Benchmark Transition Event,” the relevant Reference Time in respect of any determination;

2.       in the case of clause (b) or (c) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

3.       in the case of clause (d) of the definition of “Benchmark Transition Event,” the date of such public statement or publication of information referenced therein.

(c)       For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for purposes of such determination.

(7)       “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

1.       if the Benchmark is Three-Month Term SOFR, the Issuer determines that the use of a forward-looking rate for a tenor of three months based on SOFR is not administratively feasible;

2.       a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

3.       a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

4.       a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

(8)       “Calculation Agent” means such bank or other entity (which may be the Issuer or an Affiliate of the Issuer) as may be appointed by the Issuer to act as Calculation Agent for the Subordinated Notes during the Floating Rate Period.

(9)       “Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by the Issuer or its designee in accordance with:

1.       the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

2.       if, and to the extent that, the Issuer or its designee determines that Compounded SOFR cannot be determined in accordance with clause (a) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Issuer or its designee giving due consideration to any industry-accepted market practice for U.S. dollar denominated floating rate notes at such time.

For the avoidance of doubt, the calculation of Compounded SOFR will exclude the Benchmark Replacement Adjustment.

(10)       “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding Business Day adjustment) as the applicable tenor for the then-current Benchmark.

(11)       “FRBNY” means the Federal Reserve Bank of New York.

(12)       “FRBNY’s Website” means the website of the FRBNY at http://www.newyorkfed.org, or any successor source.

(13)       “Interpolated Benchmark” with respect to the Benchmark means the rate determined for the Corresponding Tenor by interpolating on a linear basis between: (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor.

(14)       “ISDA” means the International Swaps and Derivatives Association, Inc. or any successor thereto.

(15)       “ISDA Definitions” means the 2021 ISDA Definitions published by the ISDA or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

(16)       “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

(17)       “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

(18)       “Reference Time” with respect to any determination of a Benchmark means (1) if the Benchmark is Three-Month Term SOFR, the time determined by the Calculation Agent after giving effect to the Three-Month Term SOFR Conventions, and (2) if the Benchmark is not Three-Month Term SOFR, the time determined by the Calculation Agent after giving effect to the Benchmark Replacement Conforming Changes.

(19)       “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve and/or the FRBNY or any successor thereto.

(20)       “SOFR” means the daily Secured Overnight Financing Rate provided by the FRBNY, as the administrator of the benchmark (or a successor administrator), on the FRBNY’s Website.

(21)       “Term SOFR” means the forward-looking term rate based on SOFR as published by the Term SOFR Administrator.

(22)       “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Three-Month Term SOFR selected by the Calculation Agent in its reasonable discretion).

(23)       “Three-Month Term SOFR” means the rate for Term SOFR for a tenor of three months that is published by the Term SOFR Administrator at the Reference Time for any Floating Interest Period, as determined by the Calculation Agent after giving effect to the Three-Month Term SOFR Conventions, provided, however, that in the event Three-Month Term SOFR is less than zero, Three Month Term SOFR shall be deemed to be zero.

(24)       “Three-Month Term SOFR Conventions” means any determination, decision or election with respect to any technical, administrative or operational matter (including with respect to the manner and timing of the publication of Three-Month Term SOFR, or changes to the definition of “Floating Interest Period”, timing and frequency of determining Three-Month Term SOFR with respect to each Floating Interest Period and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Issuer decides may be appropriate to reflect the use of Three-Month Term SOFR as the Benchmark in a manner substantially consistent with market practice (or, if the Issuer decides that adoption of any portion of such market practice is not administratively feasible or if the Issuer determines that no market practice for the use of Three-Month Term SOFR exists, in such other manner as the Issuer determines is reasonably necessary).

(25)       “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

(2)       In the event that any Fixed Interest Payment Date during the Fixed Rate Period falls on a day that is not a Business Day (as defined below), the interest payment due on that date shall be postponed to the next day that is a Business Day and no additional interest shall accrue as a result of that postponement. In the event that any Floating Interest Payment Date during the Floating Rate Period falls on a day that is not a Business Day (as defined below), the interest payment due on that date shall be postponed to the next day that is a Business Day and interest shall accrue to but excluding the date interest is paid. However, if the postponement would cause the day to fall in the next calendar month during the Floating Interest Period, the Floating Interest Payment Date shall instead be brought forward to the immediately preceding Business Day.

(d)       Any payment of principal of or interest on this Subordinated Note that would otherwise become due and payable on a day which is not a Business Day shall become due and payable on the next succeeding Business Day, with the same force and effect as if made on the date for payment of such principal or interest, and no interest shall accrue in respect of such payment by reason of such delay. The term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banks in the State of New York are generally authorized or required by law or executive order to be closed.

3.       Subordinated Notes. This Subordinated Note is one of a duly authorized issue of notes of Issuer designated as the 7.375% Fixed-to-Floating Rate Subordinated Notes due April 1, 2036, and issued by Issuer on March 25, 2026 (herein collectively referred to as the “Subordinated Notes”), initially limited in aggregate principal amount to $26,000,000, but subject to being increased as provided in Sections 18 and 20 below.

4.       Subordination. The indebtedness of Issuer evidenced by the Subordinated Notes, including the principal and interest on this Subordinated Note, shall be subordinate and junior in right of payment to the following, whether now outstanding or subsequently created, assumed or incurred (collectively, “Senior Indebtedness”): (a) all indebtedness of Issuer for borrowed money, whether or not evidenced by bonds, debentures, securities, notes or other written instruments; (b) any deferred obligations of Issuer for the payment of the purchase price of property, goods, materials, assets or services purchased or acquired by Issuer and accrued liabilities arising in the ordinary course of business; (c) all obligations, contingent or otherwise, of Issuer in respect of any letters of credit, bankers’ acceptances, security purchase facilities and similar credit transactions; (d) any capital lease obligations of Issuer; (e) all obligations of Issuer in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contacts, commodity contracts and other similar arrangements; (f) any obligation of Issuer to its general creditors, as defined for purposes of the capital adequacy regulations of the Board of Governors of the Federal Reserve System applicable to Issuer, as the same may be amended or modified from time to time (the “Capital Adequacy Regulations”); (g) all obligations of the type referred to in clauses (a) through (f) of other persons for the payment of which Issuer is responsible or liable as obligor, guarantor or otherwise; and (h) all obligations of the types referred to in clauses (a) through (g) of other persons secured by a lien on any property or asset of Issuer; (i) in the case of clauses (a) through (h) above, all amendments, renewals, extensions, modifications, and refundings of such indebtedness and obligations except “Senior Indebtedness” does not include (i) the Subordinated Notes, (ii) any obligation that by its terms is junior to, or ranks equally in right of payment with the Subordinated Notes, (iii) any indebtedness between Issuer and any of its subsidiaries or Affiliates or (iv) the Junior Subordinated Indebtedness (as defined below).

In the event of any liquidation, insolvency, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to Issuer, whether voluntary or involuntary, holders of Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Subordinated Notes, including this Subordinated Note. In the event of any such proceeding, liquidation or winding up after payment in full of all sums owing with respect to the Senior Indebtedness, the registered holders of the Subordinated Notes from time to time (the “Noteholders”), together with the holders of any obligations of Issuer ranking on a parity with the Subordinated Notes, shall be entitled to be paid from the remaining assets of Issuer the unpaid principal thereof and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any present or future obligations of Issuer ranking junior to the Subordinated Notes (collectively, “Junior Subordinated Indebtedness”), which includes any obligation that by its terms is subordinated to the Subordinated Notes.

If there shall have occurred and be continuing (a) a default in any payment with respect to any Senior Indebtedness or (b) an event of default with respect to any Senior Indebtedness as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by Issuer with respect to this Subordinated Note. Issuer shall provide prompt written notice to the Noteholder upon the occurrence of events described in clauses (a) and (b) of the proceeding sentence. The provisions of this paragraph shall not apply to any payment with respect to which the immediately preceding paragraph of this Section 3 would be applicable.

Nothing herein shall act to prohibit, limit or impede Issuer from issuing additional debt of Issuer having the same rank as the Subordinated Notes or which may be junior or senior in rank to the Subordinated Notes. Issuer shall provide prompt written notice to the Noteholder upon the issuance of additional debt of Issuer. Each Noteholder, by its acceptance hereof, further acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Subordinated Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold or in continuing to hold such Senior Indebtedness.

5.       Events of Default; Acceleration. If any of the following events shall occur and be continuing (each an “Event of Default”):

(a)       Issuer or any major subsidiary depository institution (as defined for purposes of the Capital Adequacy Regulations, a “Major Subsidiary Depository Institution”) of Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency, liquidation, reorganization or other similar law now or hereafter in effect, or Issuer shall consent to the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to Issuer or all or substantially all of its property; or

(b)       a court or other governmental agency or body having jurisdiction shall enter a decree or order for the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to Issuer or a Major Subsidiary Depository Institution of Issuer or all or substantially all of the property of Issuer or a Major Subsidiary Depository Institution of Issuer, or for the winding up of the affairs or business of Issuer or a Major Subsidiary Depository Institution, and such decree or order shall have remained in force for 60 days; or

(c)       Issuer or a Major Subsidiary Depository Institution of Issuer is notified that it is considered an institution in “troubled condition” within the meaning of 12 U.S.C. Section 1831i and the regulations promulgated thereunder; or

(d)       Issuer (i) becomes insolvent or is unable to pay its debts as they mature, (ii) makes an assignment for the benefit of creditors, or (iii) admits in writing its inability to pay its debts as they mature or (iv) ceases to be a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended; or

(e)       Issuer materially breaches any of the representations, warranties or covenants made by it in the Agreement; or

(f)       Issuer fails to make any required payment of principal or interest hereunder or under any of the Subordinated Notes when due and payable (and, in the case of payment of interest, such failure to pay shall have continued for 30 calendar days);

(g)       the default by the Issuer under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Issuer having an aggregate principal amount outstanding of at least $5,000,000, whether such indebtedness now exists or is created or incurred in the future, which default (i) constitutes a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period or (ii) results in such indebtedness becoming due or being declared due and payable prior to the date on which it otherwise would have become due and payable without, in the case of clause (i), such indebtedness having been discharged or, in the case of clause (ii), without such indebtedness having been discharged or such acceleration having been rescinded or annulled.

then, in the case of an Event of Default described in the foregoing clauses (a) or (b), unless the principal of this Subordinated Note already shall have become due and payable, the Noteholder of this Subordinated Note, by notice in writing to Issuer, may declare the principal amount of this Subordinated Note and all accrued and unpaid interest, if any, on this Subordinated Note, to be due and payable immediately and, upon any such declaration the same shall become and shall be immediately due and payable. Issuer waives demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices.

Issuer, within 30 calendar days after the receipt of written notice from the Noteholder or any other holder of the Subordinated Notes of the occurrence of an Event of Default with respect to this Subordinated Note, shall mail to all the Noteholders, at their addresses shown on the Security Register (as defined in Section 11 below), such written notice of Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice as certified by Issuer in writing.

6.       Failure to Make Payment. In the event of the occurrence of an Event of Default described in Section 5(f), Issuer will, upon demand of the Noteholder, pay to the Noteholder the whole amount then due and payable on this Subordinated Note for principal and interest (without acceleration), with interest on the overdue principal and interest at the rate borne by this Subordinated Note, to the extent permitted by applicable law. If Issuer fails to pay such amount upon such demand, the Noteholder may, among other things, institute a judicial proceeding for the collection of the sums so due and unpaid and such amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of such Noteholder, its agents and counsel, may prosecute such proceeding to judgment or final decree and may enforce the same against Issuer and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of Issuer.

During the continuance of such an Event of Default, until such Event of Default is cured by the Issuer or waived by the Noteholders in accordance with Section 24 herein, Issuer shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of Issuer’s capital stock, (b) make any payment of principal or interest or premium, if any, on or repay, repurchase or redeem any debt securities of Issuer that rank equal with or junior to the Subordinated Notes, or (c) make any payments under any guarantee that ranks equal with or junior to the Subordinated Notes, other than (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of Issuer’s common stock, (ii) any declaration of a noncash dividend in connection with the implementation of a stockholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (iii) as a result of a reclassification of Issuer’s capital stock or the exchange or conversion of one class or series of Issuer’s capital stock for another class or series of Issuer’s capital stock, (iv) the purchase of fractional interests in shares of Issuer’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (v) purchases of any class of Issuer’s common stock related to the issuance of common stock or rights under any benefit plans for Issuer’s directors, officers or employees or any of Issuer’s dividend reinvestment plans.

7.       Redemption; Prepayment. Issuer, in its discretion, shall have the right to redeem or prepay any or all of the Subordinated Notes, including this Subordinated Note, in whole or in part, without premium or penalty, at any time on or after April 1, 2031, and prior to the Maturity Date, but in all cases in a principal amount with integral multiples of $1,000, on any Interest Payment Date at a price of 100% of the principal amount of this Subordinated Note to be redeemed or prepaid on such date, plus interest accrued and unpaid to the date of redemption or prepayment. If less than the entire amount of the Subordinated Note is to be redeemed or prepaid, the notice of redemption or prepayment shall state the portion of the principal amount to be redeemed or prepaid and shall state that on and after the date fixed for redemption or prepayment, upon surrender of such Subordinated Note, a new Subordinated Note, having the same terms and conditions of the Subordinated Notes, in principal amount equal to the unpaid portion thereof will be issued.

Issuer shall have the right to redeem or prepay any or all of the Subordinated Notes, including this Subordinated Note, in whole or in part, without premium or penalty, prior to April 1, 2027 in the event of (i) a Tier 2 Capital Event (as defined below); (ii) a Tax Event; or (iii) an Investment Company Event (as defined below). Upon the occurrence of a Tier 2 Capital Event, a Tax Event or an Investment Company Event, Issuer may redeem the Subordinated Notes at a price of 100% of the principal amount of this Subordinated Note to be redeemed or prepaid on such date, plus interest accrued and unpaid to the date of redemption or prepayment. “Tier 2 Capital Event” means the receipt by Issuer of an opinion of counsel to Issuer to the effect that there is a material risk that all or any portion of the Subordinated Notes no longer qualifies as Tier 2 Capital due to a change in applicable capital regulations and the parties have complied with the provisions of Section 5.4 of the Agreement. “Tax Event” means the receipt by Issuer of an opinion of counsel to Issuer that as a result of any amendment to, or change (including any final and adopted (or enacted) or prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, there exists a material risk that interest payable by Issuer on the Subordinated Notes is not, or within 120 days after the receipt of such opinion will not be, deductible by Issuer, in whole or in part, for United States federal income tax purposes. “Investment Company Event” means the receipt by Issuer of an opinion of counsel to Issuer to the effect that there is a material risk that Issuer is or, within one hundred twenty (120) days after the receipt of such opinion will be, required to register as an investment company pursuant to the Investment Company Act of 1940, as amended.

In the case of any redemption or prepayment of this Subordinated Note, Issuer will give the holders of the Subordinated Notes to be redeemed or prepaid notice not less than 30 or more than 45 calendar days prior to the redemption or prepayment date as to the aggregate principal amount to be redeemed or prepaid. In a case where Issuer is making a redemption or prepayment with respect to the Subordinated Notes in an amount less than the aggregate amount of principal of the Subordinated Notes then outstanding, Issuer shall effect such partial redemption on a pro rata basis; provided that in no case shall any Subordinated Notes held by any parent company or subsidiary of Issuer be deemed to be outstanding.

Any such redemption or prepayment shall be subject to the prior approval of the Board of Governors of the Federal Reserve System (or its designee) or any successor agency to the extent such approval shall then be required by law, regulation or policy.

8.       Repayment; Payment Procedures. Issuer shall repay the aggregate principal amount of the Subordinated Notes plus all accrued but unpaid interest thereon in full on the Maturity Date. Payment of the principal and interest payable on the Maturity Date will be made by check, or by wire transfer in immediately available funds to a bank account in the United States designated by the registered Noteholder of this Subordinated Note if such Noteholder shall have previously provided wire instructions to Issuer, upon presentation and surrender of this Subordinated Note at the Payment Office (as defined in Section 21 below) or at such other place or places as Issuer shall designate by notice to the registered Noteholders as the Payment Office, provided that this Subordinated Note is presented to Issuer in time for Issuer to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable on the Maturity Date) shall be made by wire transfer in immediately available funds (if such Noteholder shall have previously provided wire transfer instructions to Issuer) or check mailed to the registered Noteholder as such person’s address appears on the Security Register (as defined below). Interest payable on any Interest Payment Date shall be payable to the Noteholder in whose name this Note is registered at the close of business on the March 15, June 15, September 15 or December 15, as the case may be (whether or not a Business Day), next preceding such Interest Payment Date (such date being referred to herein as the “Regular Record Date”) for such Interest Payment Date, except that interest not paid on the Interest Payment Date, if any, will be paid to the Noteholder in whose name this Subordinated Note is registered at the close of business on a Special Record Date fixed by Issuer (a “Special Record Date”) notice of which shall be given to the holder not less than 10 calendar days prior to such Special Record Date. (The Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Subordinated Note, on any amount of principal or interest on this Subordinated Note not paid when due. All payments on this Subordinated Note shall be applied first against costs and expenses of the Noteholder, if any, for which the Issuer is liable under this Subordinated Note, then against accrued interest and then the balance, if any, to principal. Protest, notice of protest, presentment and surrender of this Subordinated Note are hereby waived by Issuer. All payments of principal and interest under the Subordinated Notes shall be paid to the Noteholders pro-rata in proportion to the principal amount of Subordinated Notes held by each Noteholder.

9.       Intentionally Omitted.

10.       Form of Payment. Payments of principal and interest on this Subordinated Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

11.       Affirmative Covenants of the Issuer.

(a)       Notice of Certain Events. To the extent permitted by applicable statute, rule or regulation, the Issuer shall provide written notice to the Noteholder of the occurrence of any of the following events as soon as practicable, but in no event later than fifteen (15) Business Days following the Issuer becoming aware of the occurrence of such event:

(ii) The Issuer or any of its banking subsidiaries become less than “well-capitalized” as defined under the then applicable regulatory capital standards;

(iii) The Issuer, or any of the Issuer’s subsidiaries, or any officer of the Issuer (in such capacity), becomes subject to any formal, written regulatory enforcement action (as defined by the applicable state or federal bank regulatory authority);

(iv) The dollar amount of any nonperforming assets of the Issuer on a consolidated basis as of the end of a given fiscal quarter as a percentage of the Issuer’s total loan portfolio exceeds five percent (5%);

(v) The appointment, resignation, removal or termination of the chief executive officer, chief financial officer or president of the Issuer or Ballston Spa National Bank (the “Bank”); or

(vi) Any Person or more than one Person acting as a group requires ownership of more than twenty-five percent (25%) of the total market value or total voting power of the capital stock of the Issuer.

(b)       Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of the Noteholder that it will duly and punctually pay the principal of, and interest on, this Subordinated Note, in accordance with the terms hereof.

(c)       Maintenance of Office. The Issuer will maintain an office or agency in the State of New York where Subordinated Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuer in respect of the Subordinated Notes may be served.

The Issuer may also from time to time designate one or more other offices or agencies where the Subordinated Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission will in any manner relieve the Issuer of its obligation to maintain an office or agency in the State of New York. The Issuer will give prompt written notice to the Noteholders of any such designation or rescission and of any change in the location of any such other office or agency.

(d)       Corporate Existence. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect: (i) the corporate existence of the Issuer; (ii) the existence (corporate or other) of each subsidiary; and (iii) the rights (constituent governing documents and statutory), licenses and franchises of the Issuer and each of its subsidiaries; provided, however, that the Issuer will not be required to preserve the existence (corporate or other) of any of its subsidiaries or any such right, license or franchise of the Issuer or any of its subsidiaries if the Board of Directors of the Issuer determines that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and its subsidiaries taken as a whole and that the loss thereof will not be disadvantageous in any material respect to the Noteholders.

(e)       Maintenance of Properties. The Issuer will, and will cause each subsidiary to, cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 411(e) will prevent the Issuer or any subsidiary from discontinuing the operation and maintenance of any of their respective properties if such discontinuance is, in the reasonable judgment of the Board of Directors of the Issuer or of any subsidiary, as the case may be, desirable in the conduct of its business.

(f)       Transfer of Voting Stock. Except as permitted in Section 13(b) below, the Issuer will not, nor will it permit the Bank to, directly or indirectly, sell, assign, transfer or otherwise dispose of any shares of, securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, Voting Stock (as defined below) of the Bank or any successor thereof or any subsidiary of the Issuer that is a depository institution and that has consolidated assets equal to 30% or more of the Issuer’s consolidated assets (“Material Subsidiary”), nor will the Issuer permit the Material Subsidiary to issue any shares of, or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of the Material Subsidiary if, in each case, after giving effect to any such transaction and to the issuance of the maximum number of shares of Voting Stock of the Material Subsidiary issuable upon the exercise of all such convertible securities, options, warrants or rights, the Issuer would cease to own, directly or indirectly, at least 80% of the issued and outstanding Voting Stock of the Material Subsidiary. “Voting Stock” means outstanding shares of capital stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or other default.

(g)       Waiver of Certain Covenants. The Issuer may omit in any particular instance to comply with any term, provision or condition set forth in Section 12(c) (Maintenance of Office), Section 12(d) (Corporate Existence), Section 12(e) (Maintenance of Properties), or Section 11(f) (Transfer of Voting Stock) above, with respect to this Subordinated Note if before the time for such compliance the Noteholders of at least a majority in aggregate principal amount of the outstanding Subordinated Notes, by act of such Noteholders, either will waive such compliance in such instance or generally will have waived compliance with such term, provision or condition, but no such waiver will extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver will become effective, the obligations of the Issuer in respect of any such term, provision or condition will remain in full force and effect.

(h)       Tier 2 Capital. Whether or not the Issuer is subject to consolidated capital requirements under applicable regulations of the Federal Reserve, if all or any portion of the Subordinated Notes ceases to be deemed to be Tier 2 Capital, other than due to the limitation imposed on the capital treatment of subordinated debt during the five (5) years immediately preceding the Maturity Date of the Subordinated Notes, the Issuer will promptly notify the Noteholders and thereafter, the Issuer and the Noteholders will work together in good faith to execute and deliver all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Notes to qualify as Tier 2 Capital; provided, however, that nothing contained in this Section 12(h) (Tier 2 Capital) shall limit the Issuer’s right to redeem the Subordinated Notes upon the occurrence of a Tier 2 Capital Event pursuant to Section 8(a).

(i)       Compliance with Laws. The Issuer and each of its Subsidiaries shall comply with the requirements of all laws, regulations, orders and decrees applicable to it or its properties, except for such noncompliance that would not reasonably be expected to have a Material Adverse Effect (as such term is defined in the Purchase Agreement) on the Issuer and its subsidiaries taken as a whole.

(j)       Taxes and Assessments. The Issuer shall punctually pay and discharge all material taxes, assessments, and other governmental charges or levies imposed upon it or upon its income or upon any of its properties; provided, that no such taxes, assessments or other governmental charges need be paid if they are being contested in good faith by the Issuer.

(k)       Financial Statements; Access to Records.

(i)       Not later than 45 days following the end of each semi-annual or quarterly period, as applicable, for which the Issuer has not submitted a Consolidated Financial Statements for Holding Companies Reporting Form FR Y-9C to the Federal Reserve, upon request, the Issuer shall provide the Noteholder with a copy of the Issuer’s unaudited parent company only balance sheet and statement of income (loss) for and as of the end of such immediately preceding fiscal quarter, prepared in accordance with past practice. Quarterly financial statements, if required herein, shall be unaudited and need not comply with the generally accepted accounting principles in effect from time to time in the United States of America (“GAAP”).

(ii)       Not later than 90 days from the end of each fiscal year, upon request, the Issuer shall provide the Noteholder with copies of the Issuer’s audited financial statements consisting of the consolidated balance sheet of the Issuer as of the fiscal year end and the related statements of income (loss) and retained earnings, stockholders’ equity and cash flows for the fiscal year then ended. Such financial statements shall be prepared in accordance with GAAP applied on a consistent basis throughout the period involved.

(iii)       In addition to the foregoing Sections 12(k)(i) and (ii), the Issuer agrees to furnish to any Noteholder, upon request, with such financial and business information of the Issuer and the Bank as such Noteholder may reasonably request as may be reasonably necessary or advisable to allow such Noteholder to confirm compliance by the Issuer with this Subordinated Note.

(l)       Issuer Statement as to Compliance. The Issuer will deliver to the Noteholders, within (i) 45 days after the end of each of the first three fiscal quarters and (ii) 90 days after the end of each fiscal year, an Officer’s Certificate covering the preceding fiscal quarter or fiscal year, as applicable, stating whether or not, to the best of his or her knowledge, the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of this Subordinated Note (without regard to notice requirements or periods of grace) and if the Issuer will be in default, specifying all such defaults and the nature and status thereof of which he or she may have knowledge.

12.       Negative Covenants of the Issuer.

(a)       Limitation on Dividends. The Issuer shall not declare or pay any dividend or make any distribution on capital stock or other equity securities of any kind of the Issuer if the Issuer is not “well capitalized” for regulatory purposes immediately prior to the declaration of such dividend or distribution, except for Permitted Dividends.

(b)       Merger or Sale of Assets. The Issuer shall not merge into another entity, effect a Change in Bank Control (as defined below) or convey, transfer or lease substantially all of its properties and assets to any person, unless:

(i)       the continuing entity into which the Issuer is merged or the person which acquires by conveyance or transfer or which leases substantially all of the properties and assets of the Issuer shall be a corporation, association or other legal entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly assumes the due and punctual payment of the principal of and any premium and interest on the Subordinated Notes according to their terms, and the due and punctual performance of all covenants and conditions hereof on the part of the Issuer to be performed or observed; and

(ii)       immediately after giving effect to such transaction, no Event of Default (as defined above), and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

“Change in Bank Control” means the sale, transfer, lease or conveyance by the Issuer, or an issuance of equity securities by the Bank other than to the Issuer, in either case resulting in ownership by the Issuer of less than 50% of the Bank.

(c)       Continuance of Business. Other than in connection with a transaction that complies with Section 12(b) (Merger or Sale of Assets), the Issuer shall not take any action, omit to take any action or enter into any other transaction that would have the effect of: (i) the Issuer ceasing to be a bank holding company under the Bank Holding Company Act of 1956, as amended (provided, however, for the avoidance of doubt, nothing herein is intended to prohibit the Issuer from electing to be a financial holding company or, following such an election, exiting financial holding company status), (ii) the liquidation or dissolution of the Issuer or the Bank, or (iii) the Bank ceasing to be an “insured depository institution” under Section 3(c)(2) of the Federal Deposit Insurance Act, as amended.

13.       Denominations. The Subordinated Notes are issuable only in registered form without interest coupons in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

14.       Charges and Transfer Taxes. No service charge will be made for any registration of transfer or exchange of this Subordinated Note, or any redemption or repayment of this Subordinated Note, or any conversion or exchange of this Subordinated Note for other types of securities or property, but the Issuer may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of this Subordinated Note from the Noteholder requesting such transfer or exchange.

15.       Registration of Transfer; Security Register. Except as otherwise provided herein, this Subordinated Note is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Subordinated Notes of other authorized denominations, by the Noteholder in person, or by his attorney duly authorized in writing, at the Payment Office (as defined in Section 21 below). Issuer shall maintain a register providing for the registration of the Subordinated Notes and any exchange or transfer thereof (the “Security Register”). Upon surrender or presentation of this Note for exchange or registration of transfer, Issuer shall execute and deliver in exchange therefor a Subordinated Note or Subordinated Notes in substantially the form hereof of like aggregate principal amount, each in a minimum denomination of $250,000 or any amount in excess thereof which is an integral multiple of $1,000 (and, in the absence of an opinion of counsel satisfactory to Issuer to the contrary, bearing the restrictive legend(s) set forth hereinabove) and that is or are registered in such name or names requested by the Noteholder. Any Subordinated Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed and accompanied by a written instrument of transfer in such form as is attached hereto and incorporated herein, duly executed by the Noteholder or his attorney duly authorized in writing, with such tax identification number or other information for each person in whose name a Subordinated Note is to be issued, and accompanied by evidence of compliance with any restrictive legend(s) appearing on such Subordinated Note or Subordinated Notes as Issuer may reasonably request to comply with applicable law. No exchange or registration of transfer of this Subordinated Note shall be made during the period on or after the 15th day immediately preceding the Maturity Date.

16.       Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Subordinated Note, but Issuer may require the payment of a sum sufficient to cover any stamp or other tax or governmental fee or charge that may be imposed in connection therewith (or presentation of evidence that such tax, charge or fee has been paid).

17.       Ownership. Prior to due presentment of this Subordinated Note for registration of transfer, Issuer may treat the Noteholder in whose name this Subordinated Note is registered in the Security Register as the absolute owner of this Subordinated Note for receiving payments of principal and interest on this Note and for all other purposes whatsoever, whether or not this Subordinated Note be overdue, and Issuer shall not be affected by any notice to the contrary.

18.       Successors and Assigns. This Subordinated Note shall be binding upon the Issuer and inure to the benefit of the Noteholder and its respective successors and permitted assigns. The Noteholder may assign all, or any part of, or any interest in, the Noteholder’s rights and benefits hereunder only to the extent and in the manner permitted by the terms of this Subordinated Note. To the extent of any such assignment, such assignee shall have the same rights and benefits against the Issuer and shall agree to be bound by and to comply with the terms and conditions of the Purchase Agreement as it would have had if it were the Noteholder hereunder.

19.       Priority. The Subordinated Notes rank pari passu among themselves and pari passu, in the event of any insolvency proceeding, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceeding or any liquidation or winding up of the Issuer with all other present or future unsecured subordinated debt obligations of the Issuer, except any unsecured subordinated debt that, pursuant to its express terms, is senior or subordinate in right of payment to the Subordinated Notes.

20.       Notices. All notices to Issuer under this Subordinated Note shall be in writing and addressed to Issuer at Ballston Spa Bancorp, Inc., 990 State Route 67, Ballston Spa, New York 12020, Attention: Christopher Dowd, CEO, or to such other address as Issuer may notify to the Noteholder (the “Payment Office”). All notices to the Noteholders shall be in writing and sent by first-class mail to each Noteholder at his or its address as set forth in the Security Register.

21.       Denominations. The Subordinated Notes are issuable only as fully registered Subordinated Notes without interest coupons in minimum denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.

22.       Absolute and Unconditional Obligation of Issuer. No provisions of this Subordinated Note shall alter or impair the obligation of Issuer, which is absolute and unconditional, to pay the principal and interest on this Subordinated Note at the times, places and rate, and in the coin or currency, herein prescribed.

23.       Waiver and Consent.

(a)       Any consent or waiver given by the Noteholder of this Subordinated Note shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Subordinated Note and of any Subordinated Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Subordinated Note.

(b)       No delay or omission of the Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

(c)       Any insured depository institution which shall be a Noteholder of this Subordinated Note or which otherwise shall have any beneficial ownership interest in this Subordinated Note shall, by its acceptance of such Subordinated Note (or beneficial interest therein), be deemed to have waived any right of offset with respect to the indebtedness evidenced thereby.

24.       Further Issues. Provided that such subordinated notes qualify as Tier 2 Capital (as defined in the Agreement), Issuer may, upon prompt written notice to the Noteholder, without the consent of the holders of the Subordinated Notes, create and issue additional notes having the same terms and conditions of the Subordinated Notes (except for the issue date, interest rate, issue price, and maturity date) so that such further subordinated notes shall be consolidated and form a single series with the Subordinated Notes. Any such issuance will either be registered or issued pursuant to an exemption from registration under the Securities Act.

25.       Governing Law; Interpretation. This Subordinated Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles of said state that would result in the application of the laws of another jurisdiction. This Subordinated Note is intended to meet the criteria for qualification of the outstanding principal as Tier 2 Capital under the Capital Adequacy Regulations, and the terms hereof shall be interpreted in a manner to satisfy such intent.

26.       Priority. The Subordinated Notes rank pari passu among themselves and pari passu, in the event of any insolvency proceeding, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceeding or any liquidation or winding up of Issuer, with all other present or future unsecured subordinated debt obligations of Issuer, except any unsecured subordinated debt that may be expressly stated to be senior to or subordinate to the Subordinated Notes. Any Subordinated Notes held by any parent company or subsidiary of Issuer shall not be deemed to be outstanding.

IN WITNESS WHEREOF, the undersigned has caused this Subordinated Note to be duly executed and attested and its corporate seal to be hereunto affixed.

ATTEST:	BALLSTON SPA BANCORP, INC.

By:	By:
Name:	Name:
Title: Chief Financial Officer	Title: Chief Executive Officer

PAYING AGENT’S CERTIFICATE OF AUTHENTICATION

This is a Certificated Note for the 7.375% Fixed-to-Floating Rate Subordinated Note due April 1, 2036 issued by Ballston Spa Bancorp, Inc., pursuant to the Paying Agency and Registrar Agreement dated as of March 25, 2026. This Certificate of Authentication must accompany any security issued pursuant to the 7.375% Fixed-to-Floating Rate Subordinated Note due April 1, 2036 offering in order to be a valid security.

UMB Bank, N.A.
as Paying Agent/Registrar

By:
Date:

ASSIGNMENT AGREEMENT

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of Issuer and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of Issuer.

In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by Issuer or any Affiliate of Issuer, the undersigned confirms that such Notes are being:

CHECK ONE BOX BELOW:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to Issuer; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act; or

(6)	☐	transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an “accredited investor” (as defined in Rule 501(a)(4) under the Securities Act), that has furnished a signed letter containing certain representations and agreements; or

(7)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, Issuer will refuse to register this Note in the name of any person other than the registered Noteholder thereof; provided, however, that if box (5), (6) or (7) is checked, Issuer may require, prior to registering any such transfer of this Note, in its sole discretion, such legal opinions, certifications and other information as Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Exchange Act.

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

EXHIBIT A-2

SUBORDINATED NOTE

BALLSTON SPA BANCORP, INC.

7.375% Fixed-to-Floating Rate Subordinated Note due April 1, 2036

THE INDEBTEDNESS EVIDENCED BY THIS SUBORDINATED NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”) OR ANY OTHER GOVERNMENT AGENCY OR FUND.

THIS OBLIGATION IS SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO THE OBLIGATIONS OF ISSUER TO ITS GENERAL AND SECURED CREDITORS AND IS UNSECURED. IT IS INELIGIBLE AS COLLATERAL FOR ANY EXTENSION OF CREDIT BY BALLSTON SPA BANCORP, INC. (“ISSUER”) OR ANY OF ITS SUBSIDIARIES.

THIS SUBORDINATED NOTE IS A GLOBAL SUBORDINATED NOTE WITHIN THE MEANING OF SECTION 10 OF THIS SUBORDINATED NOTE AND IS REGISTERED IN THE NAME OF CEDE & CO AS NOMINEE OF THE DEPOSITORY TRUST COMPANY (“DTC”) OR A NOMINEE OF DTC. THIS SUBORDINATED NOTE IS EXCHANGEABLE FOR SUBORDINATED NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN SECTION 10 OF THIS SUBORDINATED NOTE, AND NO TRANSFER OF THIS SUBORDINATED NOTE (OTHER THAN A TRANSFER OF THIS SUBORDINATED NOTE AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES SPECIFIED IN THIS SUBORDINATED NOTE.

UNLESS THIS SUBORDINATED NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SUBORDINATED NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SUBORDINATED NOTE WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS SUBORDINATED NOTE WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 10 OF THIS SUBORDINATED NOTE.

IN THE EVENT OF LIQUIDATION ALL HOLDERS OF SENIOR INDEBTEDNESS OF THE ISSUER SHALL BE ENTITLED TO BE PAID IN FULL WITH SUCH INTEREST AS MAY BE PROVIDED BY LAW BEFORE ANY PAYMENT SHALL BE MADE ON ACCOUNT OF PRINCIPAL OF OR INTEREST ON THIS SUBORDINATED NOTE. AFTER PAYMENT IN FULL OF ALL SUMS OWING TO SUCH HOLDERS OF SENIOR INDEBTEDNESS, THE HOLDER OF THIS SUBORDINATED NOTE, TOGETHER WITH THE HOLDERS OF ANY OBLIGATIONS OF THE ISSUER RANKING ON A PARITY WITH THE SUBORDINATED NOTES, SHALL BE ENTITLED TO BE PAID FROM THE REMAINING ASSETS OF THE ISSUER THE UNPAID PRINCIPAL AMOUNT OF THIS SUBORDINATED NOTE PLUS ACCRUED AND UNPAID INTEREST THEREON BEFORE ANY PAYMENT OR OTHER DISTRIBUTION, WHETHER IN CASH, PROPERTY OR OTHERWISE, SHALL BE MADE (I) WITH RESPECT TO ANY OBLIGATION THAT BY ITS TERMS EXPRESSLY IS JUNIOR IN THE RIGHT OF PAYMENT TO THE SUBORDINATED NOTES, (II) WITH RESPECT TO ANY INDEBTEDNESS BETWEEN THE ISSUER, AND ANY OF ITS SUBSIDIARIES OR AFFILIATES OR (III) ON ACCOUNT OF ANY SHARES OF CAPITAL STOCK OF THE ISSUER.

THIS SUBORDINATED NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SUBORDINATED NOTE IN A DENOMINATION OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SUBORDINATED NOTE FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PAYMENTS ON THIS SUBORDINATED NOTE, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SUBORDINATED NOTE.

THIS SUBORDINATED NOTE MAY NOT BE TRANSFERRED OR EXERCISED EXCEPT IN COMPLIANCE WITH THE AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH THE AGREEMENT WILL BE VOID. THIS SUBORDINATED NOTE MAY BE SOLD ONLY IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SUBORDINATED NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE HOLDER OF THIS SUBORDINATED NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SUBORDINATED NOTE ONLY: (A) TO THE ISSUER; (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (C) TO A "NON U.S. PERSON" IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR," WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT, THAT IS ACQUIRING THIS SUBORDINATED NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT; OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT=. THE HOLDER OF THIS SUBORDINATED NOTE BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

CERTAIN ERISA CONSIDERATIONS:

THE HOLDER OF THIS SUBORDINATED NOTE, OR ANY INTEREST HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SUBORDINATED NOTE, OR ANY INTEREST HEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO WHICH TITLE I OF ERISA OR SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER PLAN, OR ANY OTHER PERSON OR ENTITY USING THE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO FINANCE SUCH PURCHASE, OR (II) SUCH PURCHASE OR HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH FULL EXEMPTIVE RELIEF IS NOT AVAILABLE UNDER APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

ANY FIDUCIARY OF ANY PLAN WHO IS CONSIDERING THE ACQUISITION OF THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN SHOULD CONSULT WITH HIS OR HER LEGAL COUNSEL PRIOR TO ACQUIRING THIS SUBORDINATED NOTE OR ANY INTEREST HEREIN.

No. [●]	CUSIP QIBs: 058701 AA1

BALLSTON SPA BANCORP, Inc.

7.375% Fixed-to-Floating Rate Subordinated Note due APRIL 1, 2036

1.       Subordinated Notes. This Subordinated note is one of an issue of notes of Ballston Spa Bancorp, Inc., a New York corporation (the “Issuer”), designated as the “7.375% Fixed to Floating Rate Subordinated Notes due April 1, 2036 ” (the “Subordinated Notes”) issued pursuant to that Subordinated Note Purchase Agreement dated as of the date upon which this Subordinated Note was originally issued (the “Issue Date”) between the Issuer and the several purchasers of the Subordinated Notes identified in the signature pages thereto (the “Purchase Agreement”).

2.       Payment.

(a)        The Issuer, for value received, hereby promises to pay to [·], or its registered assigns (the “Noteholder”), the principal sum of [·]Dollars (U.S.) ($[·]), plus accrued but unpaid interest, on April 1, 2036 (the “Maturity Date”) and to pay interest on such principal amount (i) from and including the original issue date of March 25, 2026, to but excluding April 1, 2031, at the rate of 7.375% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months and payable quarterly in arrears on April 1, July 1, October 1 and January 1 of each year (each, a “Fixed Interest Payment Date”), beginning July 1, 2026 and (ii) from and including April 1, 2031, to but excluding the Maturity Date or the early redemption date contemplated by Section 7 of this Subordinated Note, at a floating interest rate per annum, reset quarterly, equal to the benchmark rate which is the Three-Month Term SOFR (as defined below), plus 378 basis points determined on the Determination Date (as defined below) of the applicable interest period, computed on the basis of a 360-day year and the actual number of days elapsed and payable quarterly in arrears (each quarterly period a “Floating Interest Rate Period”) on April 1, July 1, October 1 and January 1 of each year (each, a “Floating Interest Payment Date”). Dollar amounts resulting from this calculation shall be rounded to the nearest cent, with one-half cent being rounded up. The term “Floating Interest Determination Date” means the date upon which the Floating Interest Rate is determined by the Calculation Agent (as defined below) pursuant to the Three-Month Term SOFR Conventions (as defined below). Notwithstanding anything to the contrary, (i) in the event the Three-Month Term SOFR (as defined below) is less than zero, the Three-Month Term SOFR shall be deemed to be zero, and (ii) if a Benchmark Transition Event (as defined below) and its related Benchmark Replacement Date (as defined below) have occurred and the Benchmark Replacement (as defined below) is less than zero, then the Benchmark Replacement shall be deemed to be zero.

(b)       The “Floating Interest Rate” means:

(i) initially Three-Month Term SOFR (as defined below)

(1)       (ii) Notwithstanding the foregoing clause (i) of this Section 2(b):

(1)       If the Calculation Agent determines prior to the relevant Floating Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date (each of such terms as defined below) have occurred with respect to Three-Month Term SOFR, then the Issuer shall promptly provide notice of such determination to the Noteholders (as defined below) and Section 2(c) (Effect of Benchmark Transition Event) will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the Floating Interest Rate payable on the Subordinated Notes during a relevant Floating Interest Period.

(2)       However, if the Calculation Agent determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Three-Month Term SOFR, but for any reason the Benchmark Replacement has not been determined as of the relevant Floating Interest Determination Date, the Floating Interest Rate for the applicable Floating Interest Period will be equal to the Floating Interest Rate on the last Floating Interest Determination Date for the Subordinated Notes, as determined by the Calculation Agent (as defined below).

(2)       If the then-current Benchmark is Three-Month Term SOFR and any of the foregoing provisions concerning the calculation of the interest rate and the payment of interest during the Floating Rate Period are inconsistent with any of the Three-Month Term SOFR Conventions determined by the Issuer, then the relevant Three-Month Term SOFR Conventions will apply.

(1)	Effect of Benchmark Transition Event.

(1)       If the Calculation Agent determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time (as defined below) in respect of any determination of the Benchmark (as defined below) on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Subordinated Notes during the relevant Floating Interest Period in respect of such determination on such date and all determinations on all subsequent dates.

(2)       In connection with the implementation of a Benchmark Replacement, the Issuer will have the right to make Benchmark Replacement Conforming Changes (as defined below) from time to time, and such changes shall become effective without consent from the relevant Noteholders (as defined below) or any other party.

(3)       Any determination, decision or election that may be made by the Issuer or by the Calculation Agent pursuant to the benchmark transition provisions set forth herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date, and any decision to take or refrain from taking any action or any selection:

(1)       will be conclusive and binding absent manifest error;

(2)       if made by the Issuer, will be made in the Issuer’s sole discretion;

(3)       if made by the Calculation Agent, will be made after consultation with the Issuer, and the Calculation Agent will not make any such determination, decision or election to which the Issuer reasonably objects; and

(4)       notwithstanding anything to the contrary in this Subordinated Note or the Purchase Agreement, shall become effective without consent from the relevant Noteholders (as defined below) or any other party.

(4)       If the Calculation Agent fails to make any decision or election that it is requested to make under the terms of the Subordinated Notes, then the Issuer will make such determination, decision or election on the same basis as described above.

(5)       For the avoidance of doubt, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, interest payable on this Subordinated Note for the Floating Rate Period will be an annual rate equal to the sum of the applicable Benchmark Replacement and the spread specified on the face hereof.

(6)       As used in this Subordinated Note:

(1)       "Affiliates" means, with respect to any Person (as such term is defined in the Purchase Agreement, such Person's immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by or under common control with said Person and their respective Affiliates.

(2)       “Benchmark” means, initially, Three-Month Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Three-Month Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(3)       “Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Benchmark; provided that if (a) the Calculation Agent cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date or (b) the then-current Benchmark is Three-Month Term SOFR and a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Three-Month Term SOFR (in which event no Interpolated Benchmark with respect to Three-Month Term SOFR shall be determined), then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Calculation Agent, as of the Benchmark Replacement Date:

1.       the sum of (i) Compounded SOFR and (ii) the Benchmark Replacement Adjustment;

2.       the sum of: (i) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment;

3.       the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment;

4.       the sum of: (i) the alternate rate of interest that has been selected by the Issuer as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (ii) the Benchmark Replacement Adjustment.

(4)       “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Calculation Agent, as of the Benchmark Replacement Date:

1.       the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

2.       if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

3.       the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Issuer giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

(5)       “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Floating Interest Period,” timing and frequency of determining rates with respect to each Floating Interest Period and making payments of interest, rounding of amounts or tenors and other administrative matters) that the Issuer decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Issuer decides that adoption of any portion of such market practice is not administratively feasible or if the Issuer determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Issuer determines is reasonably necessary).

(6)       “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

1.       in the case of clause (a) of the definition of “Benchmark Transition Event,” the relevant Reference Time in respect of any determination;

2.       in the case of clause (b) or (c) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

3.       in the case of clause (d) of the definition of “Benchmark Transition Event,” the date of such public statement or publication of information referenced therein.

(c)       For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for purposes of such determination.

(7)       “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

1.       if the Benchmark is Three-Month Term SOFR, the Issuer determines that the use of a forward-looking rate for a tenor of three months based on SOFR is not administratively feasible;

2.       a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

3.       a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

4.       a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

(8)       “Calculation Agent” means such bank or other entity (which may be the Issuer or an Affiliate of the Issuer) as may be appointed by the Issuer to act as Calculation Agent for the Subordinated Notes during the Floating Rate Period.

(9)       “Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by the Issuer or its designee in accordance with:

1.       the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

2.       if, and to the extent that, the Issuer or its designee determines that Compounded SOFR cannot be determined in accordance with clause (a) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Issuer or its designee giving due consideration to any industry-accepted market practice for U.S. dollar denominated floating rate notes at such time.

For the avoidance of doubt, the calculation of Compounded SOFR will exclude the Benchmark Replacement Adjustment.

(10)       “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding Business Day adjustment) as the applicable tenor for the then-current Benchmark.

(11)       “FRBNY” means the Federal Reserve Bank of New York.

(12)       “FRBNY’s Website” means the website of the FRBNY at http://www.newyorkfed.org, or any successor source.

(13)       “Interpolated Benchmark” with respect to the Benchmark means the rate determined for the Corresponding Tenor by interpolating on a linear basis between: (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor.

(14)       “ISDA” means the International Swaps and Derivatives Association, Inc. or any successor thereto.

(15)       “ISDA Definitions” means the 2021 ISDA Definitions published by the ISDA or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

(16)       “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

(17)       “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

(18)       “Reference Time” with respect to any determination of a Benchmark means (1) if the Benchmark is Three-Month Term SOFR, the time determined by the Calculation Agent after giving effect to the Three-Month Term SOFR Conventions, and (2) if the Benchmark is not Three-Month Term SOFR, the time determined by the Calculation Agent after giving effect to the Benchmark Replacement Conforming Changes.

(19)       “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve and/or the FRBNY or any successor thereto.

(20)       “SOFR” means the daily Secured Overnight Financing Rate provided by the FRBNY, as the administrator of the benchmark (or a successor administrator), on the FRBNY’s Website.

(21)       “Term SOFR” means the forward-looking term rate based on SOFR as published by the Term SOFR Administrator.

(22)       “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Three-Month Term SOFR selected by the Calculation Agent in its reasonable discretion).

(23)       “Three-Month Term SOFR” means the rate for Term SOFR for a tenor of three months that is published by the Term SOFR Administrator at the Reference Time for any Floating Interest Period, as determined by the Calculation Agent after giving effect to the Three-Month Term SOFR Conventions, provided, however, that in the event Three-Month Term SOFR is less than zero, Three Month Term SOFR shall be deemed to be zero.

(24)       “Three-Month Term SOFR Conventions” means any determination, decision or election with respect to any technical, administrative or operational matter (including with respect to the manner and timing of the publication of Three-Month Term SOFR, or changes to the definition of “Floating Interest Period”, timing and frequency of determining Three-Month Term SOFR with respect to each Floating Interest Period and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Issuer decides may be appropriate to reflect the use of Three-Month Term SOFR as the Benchmark in a manner substantially consistent with market practice (or, if the Issuer decides that adoption of any portion of such market practice is not administratively feasible or if the Issuer determines that no market practice for the use of Three-Month Term SOFR exists, in such other manner as the Issuer determines is reasonably necessary).

(25)       “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

(2)       In the event that any Fixed Interest Payment Date during the Fixed Rate Period falls on a day that is not a Business Day (as defined below), the interest payment due on that date shall be postponed to the next day that is a Business Day and no additional interest shall accrue as a result of that postponement. In the event that any Floating Interest Payment Date during the Floating Rate Period falls on a day that is not a Business Day (as defined below), the interest payment due on that date shall be postponed to the next day that is a Business Day and interest shall accrue to but excluding the date interest is paid. However, if the postponement would cause the day to fall in the next calendar month during the Floating Interest Period, the Floating Interest Payment Date shall instead be brought forward to the immediately preceding Business Day.

(d)       Any payment of principal of or interest on this Subordinated Note that would otherwise become due and payable on a day which is not a Business Day shall become due and payable on the next succeeding Business Day, with the same force and effect as if made on the date for payment of such principal or interest, and no interest shall accrue in respect of such payment by reason of such delay. The term “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banks in the State of New York are generally authorized or required by law or executive order to be closed.

3.       Subordinated Notes. This Subordinated Note is one of a duly authorized issue of notes of Issuer designated as the 7.375% Fixed-to-Floating Rate Subordinated Notes due April 1, 2036, and issued by Issuer on March 25, 2026 (herein collectively referred to as the “Subordinated Notes”), initially limited in aggregate principal amount to $26,000,000, but subject to being increased as provided in Sections 18 and 20 below.

4.       Subordination. The indebtedness of Issuer evidenced by the Subordinated Notes, including the principal and interest on this Subordinated Note, shall be subordinate and junior in right of payment to the following, whether now outstanding or subsequently created, assumed or incurred (collectively, “Senior Indebtedness”): (a) all indebtedness of Issuer for borrowed money, whether or not evidenced by bonds, debentures, securities, notes or other written instruments; (b) any deferred obligations of Issuer for the payment of the purchase price of property, goods, materials, assets or services purchased or acquired by Issuer and accrued liabilities arising in the ordinary course of business; (c) all obligations, contingent or otherwise, of Issuer in respect of any letters of credit, bankers’ acceptances, security purchase facilities and similar credit transactions; (d) any capital lease obligations of Issuer; (e) all obligations of Issuer in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contacts, commodity contracts and other similar arrangements; (f) any obligation of Issuer to its general creditors, as defined for purposes of the capital adequacy regulations of the Board of Governors of the Federal Reserve System applicable to Issuer, as the same may be amended or modified from time to time (the “Capital Adequacy Regulations”); (g) all obligations of the type referred to in clauses (a) through (f) of other persons for the payment of which Issuer is responsible or liable as obligor, guarantor or otherwise; and (h) all obligations of the types referred to in clauses (a) through (g) of other persons secured by a lien on any property or asset of Issuer; (i) in the case of clauses (a) through (h) above, all amendments, renewals, extensions, modifications, and refundings of such indebtedness and obligations except “Senior Indebtedness” does not include (i) the Subordinated Notes, (ii) any obligation that by its terms is junior to, or ranks equally in right of payment with the Subordinated Notes, (iii) any indebtedness between Issuer and any of its subsidiaries or Affiliates or (iv) the Junior Subordinated Indebtedness (as defined below).

In the event of any liquidation, insolvency, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to Issuer, whether voluntary or involuntary, holders of Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on the Subordinated Notes, including this Subordinated Note. In the event of any such proceeding, liquidation or winding up after payment in full of all sums owing with respect to the Senior Indebtedness, the registered holders of the Subordinated Notes from time to time (the “Noteholders”), together with the holders of any obligations of Issuer ranking on a parity with the Subordinated Notes, shall be entitled to be paid from the remaining assets of Issuer the unpaid principal thereof and the unpaid interest thereon before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any present or future obligations of Issuer ranking junior to the Subordinated Notes (collectively, “Junior Subordinated Indebtedness”), which includes any obligation that by its terms is subordinated to the Subordinated Notes.

If there shall have occurred and be continuing (a) a default in any payment with respect to any Senior Indebtedness or (b) an event of default with respect to any Senior Indebtedness as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by Issuer with respect to this Subordinated Note. Issuer shall provide prompt written notice to the Noteholder upon the occurrence of events described in clauses (a) and (b) of the proceeding sentence. The provisions of this paragraph shall not apply to any payment with respect to which the immediately preceding paragraph of this Section 3 would be applicable.

Nothing herein shall act to prohibit, limit or impede Issuer from issuing additional debt of Issuer having the same rank as the Subordinated Notes or which may be junior or senior in rank to the Subordinated Notes. Issuer shall provide prompt written notice to the Noteholder upon the issuance of additional debt of Issuer. Each Noteholder, by its acceptance hereof, further acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Subordinated Notes, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold or in continuing to hold such Senior Indebtedness.

5.       Events of Default; Acceleration. If any of the following events shall occur and be continuing (each an “Event of Default”):

(a)       Issuer or any major subsidiary depository institution (as defined for purposes of the Capital Adequacy Regulations, a “Major Subsidiary Depository Institution”) of Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency, liquidation, reorganization or other similar law now or hereafter in effect, or Issuer shall consent to the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to Issuer or all or substantially all of its property; or

(b)       a court or other governmental agency or body having jurisdiction shall enter a decree or order for the appointment of a receiver, liquidator, trustee or other similar official in any liquidation, insolvency or similar proceeding with respect to Issuer or a Major Subsidiary Depository Institution of Issuer or all or substantially all of the property of Issuer or a Major Subsidiary Depository Institution of Issuer, or for the winding up of the affairs or business of Issuer or a Major Subsidiary Depository Institution, and such decree or order shall have remained in force for 60 days; or

(c)       Issuer or a Major Subsidiary Depository Institution of Issuer is notified that it is considered an institution in “troubled condition” within the meaning of 12 U.S.C. Section 1831i and the regulations promulgated thereunder; or

(d)       Issuer (i) becomes insolvent or is unable to pay its debts as they mature, (ii) makes an assignment for the benefit of creditors, (iii) admits in writing its inability to pay its debts as they mature or (iv) ceases to be a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended; or

(e)       Issuer materially breaches any of the representations, warranties or covenants made by it in the Agreement; or

(f)       Issuer fails to make any required payment of principal or interest hereunder or under any of the Subordinated Notes when due and payable (and, in the case of payment of interest, such failure to pay shall have continued for 15 calendar days);

(g)       the default by the Issuer under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Issuer having an aggregate principal amount outstanding of at least $5,000,000, whether such indebtedness now exists or is created or incurred in the future, which default (i) constitutes a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period or (ii) results in such indebtedness becoming due or being declared due and payable prior to the date on which it otherwise would have become due and payable without, in the case of clause (i), such indebtedness having been discharged or, in the case of clause (ii), without such indebtedness having been discharged or such acceleration having been rescinded or annulled.

then, in the case of an Event of Default described in the foregoing clauses (a) or (b), unless the principal of this Subordinated Note already shall have become due and payable, the Noteholder of this Subordinated Note, by notice in writing to Issuer, may declare the principal amount of this Subordinated Note and all accrued and unpaid interest, if any, on this Subordinated Note, to be due and payable immediately and, upon any such declaration the same shall become and shall be immediately due and payable. Issuer waives demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices.

Issuer, within 30 calendar days after the receipt of written notice from the Noteholder or any other holder of the Subordinated Notes of the occurrence of an Event of Default with respect to this Subordinated Note, shall mail to all the Noteholders, at their addresses shown on the Security Register (as defined in Section 11 below), such written notice of Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice as certified by Issuer in writing.

6.       Failure to Make Payment. In the event of the occurrence of an Event of Default described in Section 5(f), Issuer will, upon demand of the Noteholder, pay to the Noteholder the whole amount then due and payable on this Subordinated Note for principal and interest (without acceleration), with interest on the overdue principal and interest at the rate borne by this Subordinated Note, to the extent permitted by applicable law. If Issuer fails to pay such amount upon such demand, the Noteholder may, among other things, institute a judicial proceeding for the collection of the sums so due and unpaid and such amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of such Noteholder, its agents and counsel, may prosecute such proceeding to judgment or final decree and may enforce the same against Issuer and collect the amounts adjudged or decreed to be payable in the manner provided by law out of the property of Issuer.

During the continuance of such an Event of Default, until such Event of Default is cured by the Issuer or waived by the Noteholders in accordance with Section 24 herein, Issuer shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of Issuer’s capital stock, (b) make any payment of principal or interest or premium, if any, on or repay, repurchase or redeem any debt securities of Issuer that rank equal with or junior to the Subordinated Notes, or (c) make any payments under any guarantee that ranks equal with or junior to the Subordinated Notes, other than (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of Issuer’s common stock, (ii) any declaration of a noncash dividend in connection with the implementation of a stockholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (iii) as a result of a reclassification of Issuer’s capital stock or the exchange or conversion of one class or series of Issuer’s capital stock for another class or series of Issuer’s capital stock, (iv) the purchase of fractional interests in shares of Issuer’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, or (v) purchases of any class of Issuer’s common stock related to the issuance of common stock or rights under any benefit plans for Issuer’s directors, officers or employees or any of Issuer’s dividend reinvestment plans.

7.       Redemption; Prepayment. Issuer, in its discretion, shall have the right to redeem or prepay any or all of the Subordinated Notes, including this Subordinated Note, in whole or in part, without premium or penalty, at any time on or after April 1, 2031, and prior to the Maturity Date, but in all cases in a principal amount with integral multiples of $1,000, on any Interest Payment Date at a price of 100% of the principal amount of this Subordinated Note to be redeemed or prepaid on such date, plus interest accrued and unpaid to the date of redemption or prepayment. If less than the entire amount of the Subordinated Note is to be redeemed or prepaid, the notice of redemption or prepayment shall state the portion of the principal amount to be redeemed or prepaid and shall state that on and after the date fixed for redemption or prepayment, upon surrender of such Subordinated Note, a new Subordinated Note, having the same terms and conditions of the Subordinated Notes, in principal amount equal to the unpaid portion thereof will be issued.

Issuer shall have the right to redeem or prepay any or all of the Subordinated Notes, including this Subordinated Note, in whole or in part, without premium or penalty, prior to April 1, 2027 in the event of (i) a Tier 2 Capital Event (as defined below); (ii) a Tax Event; or (iii) an Investment Company Event (as defined below). Upon the occurrence of a Tier 2 Capital Event, a Tax Event or an Investment Company Event, Issuer may redeem the Subordinated Notes at a price of 100% of the principal amount of this Subordinated Note to be redeemed or prepaid on such date, plus interest accrued and unpaid to the date of redemption or prepayment. “Tier 2 Capital Event” means the receipt by Issuer of an opinion of counsel to Issuer to the effect that there is a material risk that all or any portion of the Subordinated Notes no longer qualifies as Tier 2 Capital due to a change in applicable capital regulations and the parties have complied with the provisions of Section 5.4 of the Agreement. “Tax Event” means the receipt by Issuer of an opinion of counsel to Issuer that as a result of any amendment to, or change (including any final and adopted (or enacted) or prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, there exists a material risk that interest payable by Issuer on the Subordinated Notes is not, or within 120 days after the receipt of such opinion will not be, deductible by Issuer, in whole or in part, for United States federal income tax purposes. “Investment Company Event” means the receipt by Issuer of an opinion of counsel to Issuer to the effect that there is a material risk that Issuer is or, within one hundred twenty (120) days after the receipt of such opinion will be, required to register as an investment company pursuant to the Investment Company Act of 1940, as amended.

In the case of any redemption or prepayment of this Subordinated Note, Issuer will give the holders of the Subordinated Notes to be redeemed or prepaid notice not less than 30 or more than 45 calendar days prior to the redemption or prepayment date as to the aggregate principal amount to be redeemed or prepaid. In a case where Issuer is making a redemption or prepayment with respect to the Subordinated Notes in an amount less than the aggregate amount of principal of the Subordinated Notes then outstanding, Issuer shall effect such partial redemption on a pro rata basis; provided that in no case shall any Subordinated Notes held by any parent company or subsidiary of Issuer be deemed to be outstanding.

Any such redemption or prepayment shall be subject to the prior approval of the Board of Governors of the Federal Reserve System (or its designee) or any successor agency to the extent such approval shall then be required by law, regulation or policy.

8.       Repayment; Payment Procedures. Issuer shall repay the aggregate principal amount of the Subordinated Notes plus all accrued but unpaid interest thereon in full on the Maturity Date. Payment of the principal and interest payable on the Maturity Date will be made by check, or by wire transfer in immediately available funds to a bank account in the United States designated by the registered Noteholder of this Subordinated Note if such Noteholder shall have previously provided wire instructions to Issuer, upon presentation and surrender of this Subordinated Note at the Payment Office (as defined in Section 21 below) or at such other place or places as Issuer shall designate by notice to the registered Noteholders as the Payment Office, provided that this Subordinated Note is presented to Issuer in time for Issuer to make such payments in such funds in accordance with its normal procedures. Payments of interest (other than interest payable on the Maturity Date) shall be made by wire transfer in immediately available funds (if such Noteholder shall have previously provided wire transfer instructions to Issuer) or check mailed to the registered Noteholder as such person’s address appears on the Security Register (as defined below). Interest payable on any Interest Payment Date shall be payable to the Noteholder in whose name this Note is registered at the close of business on the March 15, June 15, September 15 or December 15, as the case may be (whether or not a Business Day), next preceding such Interest Payment Date (such date being referred to herein as the “Regular Record Date”) for such Interest Payment Date, except that interest not paid on the Interest Payment Date, if any, will be paid to the Noteholder in whose name this Subordinated Note is registered at the close of business on a Special Record Date fixed by Issuer (a “Special Record Date”) notice of which shall be given to the holder not less than 10 calendar days prior to such Special Record Date. (The Regular Record Date and Special Record Date are referred to herein collectively as the “Record Dates”). To the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Subordinated Note, on any amount of principal or interest on this Subordinated Note not paid when due. All payments on this Subordinated Note shall be applied first against costs and expenses of the Noteholder, if any, for which the Issuer is liable under this Subordinated Note, then against accrued interest and then the balance, if any, to principal. Protest, notice of protest, presentment and surrender of this Subordinated Note are hereby waived by Issuer. All payments of principal and interest under the Subordinated Notes shall be paid to the Noteholders pro-rata in proportion to the principal amount of Subordinated Notes held by each Noteholder.

9.       Global Subordinated Notes.

(a)       Provided that applicable depository eligibility requirements are met, the Subordinated Notes owned by all Noteholders that are qualified institutional buyers, as defined in Rule 144A under the Securities Act, shall be issued in the form of one or more Global Subordinated Notes (each a “Global Subordinated Note”) registered in the name of The Depository Trust Company or another organization registered as a clearing agency under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and designated as Depositary by the Issuer or any successor thereto (the “Depositary”) or a nominee thereof and delivered to such Depositary or a nominee thereof.

(b)       Notwithstanding any other provision herein, no Global Subordinated Note may be exchanged in whole or in part for Subordinated Notes registered, and no transfer of a Global Subordinated Note in whole or in part may be registered, in the name of any person other than the Depositary for such Global Subordinated Note or a nominee thereof unless (i) such Depositary advises the Issuer in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Subordinated Note, and no qualified successor is appointed by the Issuer within 90 days of receipt by the Issuer of such notice, (ii) such Depositary ceases to be a clearing agency registered under the Exchange Act and no successor is appointed by the Issuer within 90 days after obtaining knowledge of such event, (iii) the Issuer elects to terminate the book-entry system through the Depositary or (iv) an Event of Default (as defined in Section 6 (Events of Default; Acceleration)) shall have occurred and be continuing. Upon the occurrence of any event specified in clause (i), (ii), (iii) or (iv) of this Section 9(b), the Issuer or its agent shall notify the Depositary and instruct the Depositary to notify all owners of beneficial interests in such Global Subordinated Note of the occurrence of such event and of the availability of Subordinated Notes to such owners of beneficial interests requesting the same.

(c)       If any Global Subordinated Note is to be exchanged for other Subordinated Notes or canceled in part, or if another Subordinated Note is to be exchanged in whole or in part for a beneficial interest in any Global Subordinated Note, then either (i) such Global Subordinated Note shall be so surrendered for exchange or cancellation as provided in this Section 9 or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Subordinated Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Issuer or, if applicable, the Issuer’s registrar and transfer agent (“Registrar”), whereupon the Issuer or, if applicable, the Registrar, in accordance with the applicable rules and procedures of the Depositary (“Applicable Depositary Procedures”), shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Subordinated Note by the Depositary, accompanied by registration instructions, the Issuer shall execute and deliver any Subordinated Notes issuable in exchange for such Global Subordinated Note (or any portion thereof) in accordance with the instructions of the Depositary.

(d)       Every Subordinated Note executed and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Subordinated Note or any portion thereof shall be executed and delivered in the form of, and shall be, a Global Subordinated Note, unless such Subordinated Note is registered in the name of a person other than the Depositary for such Global Subordinated Note or a nominee thereof.

(e)       The Depositary or its nominee, as the registered owner of a Global Subordinated Note, shall be the holder of such Global Subordinated Note for all purposes under this Subordinated Note, and owners of beneficial interests in a Global Subordinated Note shall hold such interests pursuant to Applicable Depositary Procedures. Accordingly, any such owner’s beneficial interest in a Global Subordinated Note shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Depositary participants. If applicable, the Registrar shall be entitled to deal with the Depositary for all purposes relating to a Global Subordinated Note (including the payment of principal and interest thereon and the giving of instructions or directions by owners of beneficial interests therein and the giving of notices) as the sole holder of the Subordinated Note and shall have no obligations to the owners of beneficial interests therein. The Registrar shall have no liability in respect of any transfers undertaken by the Depositary.

(f)       The rights of owners of beneficial interests in a Global Subordinated Note shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its participants.

(g)       No holder of any beneficial interest in any Global Subordinated Note held on its behalf by a Depositary shall have any rights with respect to such Global Subordinated Note, and such Depositary may be treated by the Issuer and any agent of the Issuer as the owner of such Global Subordinated Note for all purposes whatsoever. Neither the Issuer nor any agent of the Issuer will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Subordinated Note or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Issuer or any agent of the Issuer from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as holder of any Subordinated Note.

(h)       The Issuer, within thirty (30) calendar days after the receipt of written notice from the Noteholder or any other holder of the Subordinated Notes of the occurrence of an Event of Default with respect to this Subordinated Note, shall mail to all the Noteholders, at their addresses shown on the Security Register (as defined in Section 16 (Registration of Transfer, Security Register) below), such written notice of Event of Default, unless such Event of Default shall have been cured or waived before the giving of such notice as certified by Issuer in writing.

10.       Form of Payment. Payments of principal and interest on this Subordinated Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

11.       Affirmative Covenants of the Issuer.

(a)       Notice of Certain Events. To the extent permitted by applicable statute, rule or regulation, the Issuer shall provide written notice to the Noteholder of the occurrence of any of the following events as soon as practicable, but in no event later than fifteen (15) Business Days following the Issuer becoming aware of the occurrence of such event:

(ii) The Issuer or any of its banking subsidiaries become less than “well-capitalized” as defined under the then applicable regulatory capital standards;

(iii) The Issuer, or any of the Issuer’s subsidiaries, or any officer of the Issuer (in such capacity), becomes subject to any formal, written regulatory enforcement action (as defined by the applicable state or federal bank regulatory authority);

(iv) The dollar amount of any nonperforming assets of the Issuer on a consolidated basis as of the end of a given fiscal quarter as a percentage of the Issuer’s total loan portfolio exceeds five percent (5%);

(v) The appointment, resignation, removal or termination of the chief executive officer, chief financial officer or president of the Issuer or Ballston Spa National Bank (the “Bank”); or

(vi) Any Person or more than one Person acting as a group requires ownership of more than twenty-five percent (25%) of the total market value or total voting power of the capital stock of the Issuer.

(b)       Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of the Noteholder that it will duly and punctually pay the principal of, and interest on, this Subordinated Note, in accordance with the terms hereof.

(c)       Maintenance of Office. The Issuer will maintain an office or agency in the State of New York where Subordinated Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuer in respect of the Subordinated Notes may be served.

The Issuer may also from time to time designate one or more other offices or agencies where the Subordinated Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission will in any manner relieve the Issuer of its obligation to maintain an office or agency in the State of New York. The Issuer will give prompt written notice to the Noteholders of any such designation or rescission and of any change in the location of any such other office or agency.

(d)       Corporate Existence. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect: (i) the corporate existence of the Issuer; (ii) the existence (corporate or other) of each subsidiary; and (iii) the rights (constituent governing documents and statutory), licenses and franchises of the Issuer and each of its subsidiaries; provided, however, that the Issuer will not be required to preserve the existence (corporate or other) of any of its subsidiaries or any such right, license or franchise of the Issuer or any of its subsidiaries if the Board of Directors of the Issuer determines that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and its subsidiaries taken as a whole and that the loss thereof will not be disadvantageous in any material respect to the Noteholders.

(e)       Maintenance of Properties. The Issuer will, and will cause each subsidiary to, cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 11(e) will prevent the Issuer or any subsidiary from discontinuing the operation and maintenance of any of their respective properties if such discontinuance is, in the reasonable judgment of the Board of Directors of the Issuer or of any subsidiary, as the case may be, desirable in the conduct of its business.

(f)       Transfer of Voting Stock. Except as permitted in Section 13(b) below, the Issuer will not, nor will it permit the Bank to, directly or indirectly, sell, assign, transfer or otherwise dispose of any shares of, securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, Voting Stock (as defined below) of the Bank or any successor thereof or any subsidiary of the Issuer that is a depository institution and that has consolidated assets equal to 30% or more of the Issuer’s consolidated assets (“Material Subsidiary”), nor will the Issuer permit the Material Subsidiary to issue any shares of, or securities convertible into, or options, warrants or rights to subscribe for or purchase shares of, Voting Stock of the Material Subsidiary if, in each case, after giving effect to any such transaction and to the issuance of the maximum number of shares of Voting Stock of the Material Subsidiary issuable upon the exercise of all such convertible securities, options, warrants or rights, the Issuer would cease to own, directly or indirectly, at least 80% of the issued and outstanding Voting Stock of the Material Subsidiary. “Voting Stock” means outstanding shares of capital stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or other default.

(g)       Waiver of Certain Covenants. The Issuer may omit in any particular instance to comply with any term, provision or condition set forth in Section 12(c) (Maintenance of Office), Section 12(d) (Corporate Existence), Section 12(e) (Maintenance of Properties), or Section 11(f) (Transfer of Voting Stock) above, with respect to this Subordinated Note if before the time for such compliance the Noteholders of at least a majority in aggregate principal amount of the outstanding Subordinated Notes, by act of such Noteholders, either will waive such compliance in such instance or generally will have waived compliance with such term, provision or condition, but no such waiver will extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver will become effective, the obligations of the Issuer in respect of any such term, provision or condition will remain in full force and effect.

(h)       Tier 2 Capital. Whether or not the Issuer is subject to consolidated capital requirements under applicable regulations of the Federal Reserve, if all or any portion of the Subordinated Notes ceases to be deemed to be Tier 2 Capital, other than due to the limitation imposed on the capital treatment of subordinated debt during the five (5) years immediately preceding the Maturity Date of the Subordinated Notes, the Issuer will promptly notify the Noteholders and thereafter, the Issuer and the Noteholders will work together in good faith to execute and deliver all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Notes to qualify as Tier 2 Capital; provided, however, that nothing contained in this Section 11(h) (Tier 2 Capital) shall limit the Issuer’s right to redeem the Subordinated Notes upon the occurrence of a Tier 2 Capital Event pursuant to Section 8(a).

(i)       Compliance with Laws. The Issuer and each of its Subsidiaries shall comply with the requirements of all laws, regulations, orders and decrees applicable to it or its properties, except for such noncompliance that would not reasonably be expected to have a Material Adverse Effect (as such term is defined in the Purchase Agreement) on the Issuer and its subsidiaries taken as a whole.

(j)       Taxes and Assessments. The Issuer shall punctually pay and discharge all material taxes, assessments, and other governmental charges or levies imposed upon it or upon its income or upon any of its properties; provided, that no such taxes, assessments or other governmental charges need be paid if they are being contested in good faith by the Issuer.

(k)       Financial Statements; Access to Records.

(i)       Not later than 45 days following the end of each semi-annual or quarterly period, as applicable, for which the Issuer has not submitted a Consolidated Financial Statements for Holding Companies Reporting Form FR Y-9C to the Federal Reserve, upon request, the Issuer shall provide the Noteholder with a copy of the Issuer’s unaudited parent company only balance sheet and statement of income (loss) for and as of the end of such immediately preceding fiscal quarter, prepared in accordance with past practice. Quarterly financial statements, if required herein, shall be unaudited and need not comply with the generally accepted accounting principles in effect from time to time in the United States of America (“GAAP”).

(ii)       Not later than 90 days from the end of each fiscal year, upon request, the Issuer shall provide the Noteholder with copies of the Issuer’s audited financial statements consisting of the consolidated balance sheet of the Issuer as of the fiscal year end and the related statements of income (loss) and retained earnings, stockholders’ equity and cash flows for the fiscal year then ended. Such financial statements shall be prepared in accordance with GAAP applied on a consistent basis throughout the period involved.

(iii)       In addition to the foregoing Sections 12(k)(i) and (ii), the Issuer agrees to furnish to any Noteholder, upon request, with such financial and business information of the Issuer and the Bank as such Noteholder may reasonably request as may be reasonably necessary or advisable to allow such Noteholder to confirm compliance by the Issuer with this Subordinated Note.

(l)       Issuer Statement as to Compliance. The Issuer will deliver to the Noteholders, within (i) 45 days after the end of each of the first three fiscal quarters and (ii) 90 days after the end of each fiscal year, an Officer’s Certificate covering the preceding fiscal quarter or fiscal year, as applicable, stating whether or not, to the best of his or her knowledge, the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of this Subordinated Note (without regard to notice requirements or periods of grace) and if the Issuer will be in default, specifying all such defaults and the nature and status thereof of which he or she may have knowledge.

12.       Negative Covenants of the Issuer.

(a)       Limitation on Dividends. The Issuer shall not declare or pay any dividend or make any distribution on capital stock or other equity securities of any kind of the Issuer if the Issuer is not “well capitalized” for regulatory purposes immediately prior to the declaration of such dividend or distribution, except for Permitted Dividends.

(b)       Merger or Sale of Assets. The Issuer shall not merge into another entity, effect a Change in Bank Control (as defined below) or convey, transfer or lease substantially all of its properties and assets to any person, unless:

(i)       the continuing entity into which the Issuer is merged or the person which acquires by conveyance or transfer or which leases substantially all of the properties and assets of the Issuer shall be a corporation, association or other legal entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly assumes the due and punctual payment of the principal of and any premium and interest on the Subordinated Notes according to their terms, and the due and punctual performance of all covenants and conditions hereof on the part of the Issuer to be performed or observed; and

(ii)       immediately after giving effect to such transaction, no Event of Default (as defined above), and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

“Change in Bank Control” means the sale, transfer, lease or conveyance by the Issuer, or an issuance of equity securities by the Bank other than to the Issuer, in either case resulting in ownership by the Issuer of less than 50% of the Bank.

(c)       Continuance of Business. Other than in connection with a transaction that complies with Section 12(b) (Merger or Sale of Assets), the Issuer shall not take any action, omit to take any action or enter into any other transaction that would have the effect of: (i) the Issuer ceasing to be a bank holding company under the Bank Holding Company Act of 1956, as amended (provided, however, for the avoidance of doubt, nothing herein is intended to prohibit the Issuer from electing to be a financial holding company or, following such an election, exiting financial holding company status), (ii) the liquidation or dissolution of the Issuer or the Bank, or (iii) the Bank ceasing to be an “insured depository institution” under Section 3(c)(2) of the Federal Deposit Insurance Act, as amended.

13.       Denominations. The Subordinated Notes are issuable only in registered form without interest coupons in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

14.       Charges and Transfer Taxes. No service charge will be made for any registration of transfer or exchange of this Subordinated Note, or any redemption or repayment of this Subordinated Note, or any conversion or exchange of this Subordinated Note for other types of securities or property, but the Issuer may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of this Subordinated Note from the Noteholder requesting such transfer or exchange.

15.       Registration of Transfer; Security Register. Except as otherwise provided herein, this Subordinated Note is transferable in whole or in part, and may be exchanged for a like aggregate principal amount of Subordinated Notes of other authorized denominations, by the Noteholder in person, or by his attorney duly authorized in writing, at the Payment Office (as defined in Section 21 below). Issuer shall maintain a register providing for the registration of the Subordinated Notes and any exchange or transfer thereof (the “Security Register”). Upon surrender or presentation of this Note for exchange or registration of transfer, Issuer shall execute and deliver in exchange therefor a Subordinated Note or Subordinated Notes in substantially the form hereof of like aggregate principal amount, each in a minimum denomination of $100,000 or any amount in excess thereof which is an integral multiple of $1,000 (and, in the absence of an opinion of counsel satisfactory to Issuer to the contrary, bearing the restrictive legend(s) set forth hereinabove) and that is or are registered in such name or names requested by the Noteholder. Any Subordinated Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed and accompanied by a written instrument of transfer in such form as is attached hereto and incorporated herein, duly executed by the Noteholder or his attorney duly authorized in writing, with such tax identification number or other information for each person in whose name a Subordinated Note is to be issued, and accompanied by evidence of compliance with any restrictive legend(s) appearing on such Subordinated Note or Subordinated Notes as Issuer may reasonably request to comply with applicable law. No exchange or registration of transfer of this Subordinated Note shall be made during the period on or after the 15th day immediately preceding the Maturity Date.

16.       Charges and Transfer Taxes. No service charge (other than any cost of delivery) shall be imposed for any exchange or registration of transfer of this Subordinated Note, but Issuer may require the payment of a sum sufficient to cover any stamp or other tax or governmental fee or charge that may be imposed in connection therewith (or presentation of evidence that such tax, charge or fee has been paid).

17.       Ownership. Prior to due presentment of this Subordinated Note for registration of transfer, Issuer may treat the Noteholder in whose name this Subordinated Note is registered in the Security Register as the absolute owner of this Subordinated Note for receiving payments of principal and interest on this Note and for all other purposes whatsoever, whether or not this Subordinated Note be overdue, and Issuer shall not be affected by any notice to the contrary.

18.       Successors and Assigns. This Subordinated Note shall be binding upon the Issuer and inure to the benefit of the Noteholder and its respective successors and permitted assigns. The Noteholder may assign all, or any part of, or any interest in, the Noteholder’s rights and benefits hereunder only to the extent and in the manner permitted by the terms of this Subordinated Note. To the extent of any such assignment, such assignee shall have the same rights and benefits against the Issuer and shall agree to be bound by and to comply with the terms and conditions of the Purchase Agreement as it would have had if it were the Noteholder hereunder.

19.       Priority. The Subordinated Notes rank pari passu among themselves and pari passu, in the event of any insolvency proceeding, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceeding or any liquidation or winding up of the Issuer with all other present or future unsecured subordinated debt obligations of the Issuer, except any unsecured subordinated debt that, pursuant to its express terms, is senior or subordinate in right of payment to the Subordinated Notes.

20.       Notices. All notices to Issuer under this Subordinated Note shall be in writing and addressed to Issuer at Ballston Spa Bancorp, Inc., 990 State Route 67, Ballston Spa, New York 12020, Attention: Christopher Dowd, CEO, or to such other address as Issuer may notify to the Noteholder (the “Payment Office”). All notices to the Noteholders shall be in writing and sent by first-class mail to each Noteholder at his or its address as set forth in the Security Register.

21.       Denominations. The Subordinated Notes are issuable only as fully registered Subordinated Notes without interest coupons in minimum denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.

22.       Absolute and Unconditional Obligation of Issuer. No provisions of this Subordinated Note shall alter or impair the obligation of Issuer, which is absolute and unconditional, to pay the principal and interest on this Subordinated Note at the times, places and rate, and in the coin or currency, herein prescribed.

23.       Waiver and Consent.

(a)       Any consent or waiver given by the Noteholder of this Subordinated Note shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Subordinated Note and of any Subordinated Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Subordinated Note.

(b)       No delay or omission of the Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

(c)       Any insured depository institution which shall be a Noteholder of this Subordinated Note or which otherwise shall have any beneficial ownership interest in this Subordinated Note shall, by its acceptance of such Subordinated Note (or beneficial interest therein), be deemed to have waived any right of offset with respect to the indebtedness evidenced thereby.

24.       Further Issues. Provided that such subordinated notes qualify as Tier 2 Capital (as defined in the Agreement), Issuer may, upon prompt written notice to the Noteholder, without the consent of the holders of the Subordinated Notes, create and issue additional notes having the same terms and conditions of the Subordinated Notes (except for the issue date, interest rate, issue price, and maturity date) so that such further subordinated notes shall be consolidated and form a single series with the Subordinated Notes. Any such issuance will either be registered or issued pursuant to an exemption from registration under the Securities Act.

25.       Governing Law; Interpretation. This Subordinated Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles of said state that would result in the application of the laws of another jurisdiction. This Subordinated Note is intended to meet the criteria for qualification of the outstanding principal as Tier 2 Capital under the Capital Adequacy Regulations, and the terms hereof shall be interpreted in a manner to satisfy such intent.

26.       Priority. The Subordinated Notes rank pari passu among themselves and pari passu, in the event of any insolvency proceeding, dissolution, assignment for the benefit of creditors, reorganization, restructuring of debt, marshaling of assets and liabilities or similar proceeding or any liquidation or winding up of Issuer, with all other present or future unsecured subordinated debt obligations of Issuer, except any unsecured subordinated debt that may be expressly stated to be senior to or subordinate to the Subordinated Notes. Any Subordinated Notes held by any parent company or subsidiary of Issuer shall not be deemed to be outstanding.

IN WITNESS WHEREOF, the undersigned has caused this Subordinated Note to be duly executed and attested and its corporate seal to be hereunto affixed.

ATTEST:	BALLSTON SPA BANCORP, INC.

By:	By:
Name:	Name:
Title: Chief Financial Officer	Title: Chief Executive Officer

PAYING AGENT’S CERTIFICATE OF AUTHENTICATION

This is a Certificated Note for the 7.375% Fixed-to-Floating Rate Subordinated Note due April 1, 2036 issued by Ballston Spa Bancorp, Inc., pursuant to the Paying Agency and Registrar Agreement dated as of March 25, 2026. This Certificate of Authentication must accompany any security issued pursuant to the 7.375% Fixed-to-Floating Rate Subordinated Note due April 1, 2036 offering in order to be a valid security.

UMB Bank, N.A.
as Paying Agent/Registrar

By:
Date:

ASSIGNMENT AGREEMENT

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of Issuer and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of Issuer.

In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by Issuer or any Affiliate of Issuer, the undersigned confirms that such Notes are being:

CHECK ONE BOX BELOW:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to Issuer; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act; or

(6)	☐	transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) or an “accredited investor” (as defined in Rule 501(a)(4) under the Securities Act), that has furnished a signed letter containing certain representations and agreements; or

(7)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, Issuer will refuse to register this Note in the name of any person other than the registered Noteholder thereof; provided, however, that if box (5), (6) or (7) is checked, Issuer may require, prior to registering any such transfer of this Note, in its sole discretion, such legal opinions, certifications and other information as Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Exchange Act.

TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

Schedule I

Schedule of Noteholders

Name	Address	Principal Amount Purchased
		$
		$
		$
		$
		$
		$
		$
		$
		$
Total			$26,000,000